PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED DECEMBER 27, 2022

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant o
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

REPUBLIC FIRST BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED DECEMBER 27, 2022

Republic First Bancorp, Inc.

Two Liberty Place, 50 South 16th Street, Suite 2400
Philadelphia, Pennsylvania 19102

[●], 2022

Dear Shareholder:

You are cordially invited to attend the 2022 Annual Meeting of Shareholders or any adjournments or postponements thereto (the “Annual Meeting”) of Republic First Bancorp, Inc. (the “Company”) scheduled to be held on Thursday, January 26, 2023 at [●] [AM/PM], local time, at [●]. We may announce alternative arrangements for the Annual Meeting, which could include switching to a virtual-only format or changing the date or location of the Annual Meeting if circumstances require or warrant such a change. If we take this step, then we will announce any changes in advance through a press release in addition to other means of communication as required by applicable state law.

At the Annual Meeting, shareholders as of November 29, 2022, the record date, will be asked to consider and vote upon (1) the election of two Class III directors to the Company’s board of directors (the “Board”), each to serve until the 2025 annual meeting of shareholders or until his successor is elected and qualified; (2) the approval, on an advisory basis, of the compensation of our named executive officers as described in the proxy statement; (3) the ratification of the appointment of Crowe, LLP as the Company’s independent registered public accounting firm for 2022 and (4) approve an amendment to the Amended and Restated Articles of Incorporation to increase the number of shares of authorized common stock, par value $0.01 per share, from 100,000,000 to 150,000,000. Shareholders will also transact any such other business as may properly come before the Annual Meeting.

I am pleased to highlight our recently announced executive leadership changes. Effective December 21, 2022, Thomas X. Geisel was appointed Chief Executive Officer and President of the Company and a member of the Board, and Michael W. Harrington was appointed Chief Financial Officer of the Company. I have stepped down from my position as Interim Chief Executive Officer and will remain as Chairman of the Board during the transition to this new leadership team.

It is very important that you vote, regardless of the number of shares you own or whether you are able to attend the meeting in person. Please complete, sign and date your WHITE proxy card and return it in the envelope provided, even if you plan to attend the Annual Meeting. You may also vote by telephone or Internet by following the instructions on the enclosed WHITE proxy card. This will not prevent you from voting in person, but will ensure that your vote is counted even if you are unable to attend.

Your vote will be especially important this year.  A shareholder group consisting of George E. Norcross, III, Gregory B. Braca and Philip A. Norcross, together with Avery Conner Capital Trust (collectively, the “Norcross Group”) submitted documents to the Company purporting to provide qualifying and timely notice (the “Purported Nomination Notice”) of an intent to nominate one director candidate (the “Purported Norcross Nominee”) for election to the Board at the Annual Meeting.  The Company has informed the Norcross Group that the Purported Nomination Notice is invalid due to its failure to comply with the Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws because Philip A. Norcross of the Norcross Group was not a shareholder of record at the time of giving the Purported Nomination Notice.  The Norcross Group sued the Company and its directors in the Court of Common Pleas of Philadelphia County (the “Court of Common Pleas”) seeking, among other things, a declaratory judgment that the Company’s rejection of the Purported Nomination Notice was invalid (the “Norcross Lawsuit”).  More recently, the Norcross Group filed a motion for a preliminary injunction (the “Injunction Motion”) in that case seeking, among other things, to enjoin the Company from rejecting the Purported Nomination Notice.  The Company subsequently filed a Notice of Removal to remove the Norcross Lawsuit to the United States District Court for the Eastern District of Pennsylvania.  The Norcross Group filed a motion to remand the case to the Court of Common Pleas.  These proceedings are pending. The Company intends to oppose both the remand and Injunction Motions and believes that the claims made by the Norcross Group are without merit.  Unless the result of the litigation is that the Purported Nomination Notice is deemed valid, any director nominations made by the Norcross Group will be disregarded, and no proxies voted in favor of the Purported Norcross Nominee will be recognized or tabulated at the Annual Meeting.

As the Purported Nomination Notice will not be recognized as valid under Pennsylvania law unless otherwise so determined by a court, the WHITE proxy card accompanying this proxy statement does not include the name of the Purported Norcross Nominee on a “universal proxy card.”  However, if the result of the litigation is that the Purported Nomination Notice is deemed valid, then the Company will amend its proxy statement and the accompanying WHITE proxy card to reflect that development, to comply with the applicable aspects of Schedule 14A and Rule 14a-19 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated therein, and to include the name of the Purported Norcross Nominee on a universal proxy card and will mail the revised proxy statement and WHITE universal proxy card to shareholders. In addition, in this scenario, no proxies or votes received on the Company’s previously circulated proxy card will be recognized or tabulated at the Annual Meeting. These proxies will be disregarded. Accordingly, if you vote on the Company’s WHITE proxy card accompanying this proxy statement and the result of the litigation is that the Purported Nomination Notice is deemed valid, your votes will not be recognized or tabulated, and you will have to vote again for your vote to be counted. The Company may also need to delay the Annual Meeting to allow time for shareholders to receive and consider the new proxy materials, including a WHITE universal proxy card.

Despite the Board’s determination that the Purported Nomination Notice is invalid, you may receive solicitation materials from the Norcross Group. OUR BOARD URGES YOU TO VOTE ONLY ON THE WHITE PROXY CARD FOR OUR BOARD’S PROPOSED NOMINEES (PETER B. BARTHOLOW AND BENJAMIN C. DUSTER, IV), TO DISREGARD ANY MATERIALS SENT TO YOU BY OR ON BEHALF OF THE NORCROSS GROUP, AND NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY OR ON BEHALF OF THE NORCROSS GROUP.

If you vote, or have previously voted, using a proxy card sent to you by, or on behalf of, the Norcross Group, you can revoke that proxy and have your shares voted for the Board’s candidates and on other matters to be voted on at the Annual Meeting by completing, signing, dating, returning and voting “FOR” the Board’s candidates on the enclosed WHITE proxy card, by following the instructions provided on the WHITE proxy card to submit a proxy over the Internet, by telephone or by attending the Annual Meeting and voting your shares in person.

We are confident that our candidates possess the professional background, skills, expertise and reputation to serve effectively on the Board.

THE BOARD RECOMMENDS VOTING “FOR ALL” OF THE BOARD’S NOMINEES (PETER B. BARTHOLOW AND BENJAMIN C. DUSTER, IV) AND “FOR ALL” OTHER PROPOSALS USING THE ENCLOSED WHITE PROXY CARD

The Board candidates named in the proxy statement on the enclosed WHITE proxy card were approved by the Board to stand for election upon recommendation of the Board’s Nominating Committee. After reading the Notice of 2022 Annual Meeting of Shareholders and the proxy statement, please mark your votes on the accompanying WHITE proxy card or voting instruction form, sign it and return it in the accompanying postage-paid envelope. You may also vote by submitting a proxy by Internet or by telephone as instructed in the proxy statement or in the WHITE proxy card or voting instruction form. Please vote by whichever method is most convenient for you to ensure that your shares are represented at the Annual Meeting.

If you have any questions or require any assistance in voting your shares, or if you would like additional copies of the proxy materials, please contact our proxy solicitor:

Morrow Sodali LLC

509 Madison Avenue Suite 1206

New York, NY 10022

Stockholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees, and Other Nominees Call Collect: (203) 658-9400

Email: [●]@investor.MorrowSodali.com

2

You may receive a proxy statement, a proxy card and other solicitation materials from the Norcross Group. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by or relating to the Norcross Group or the Purported Norcross Nominee contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Norcross Group or any other statements that the Norcross Group or their representatives have made or may otherwise make. The Board strongly urges you NOT to sign or return any proxy card sent to you by, or on behalf of, the Norcross Group. Among other things, the Board does not intend to recognize the Purported Nomination Notice because the Norcross Group has failed to adhere to the basic requirements for nominating a director under the Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws. Signing, dating and returning any proxy card that the Norcross Group, or any of its respective affiliates may send to you, even with instructions to vote “withhold” with respect to the Purported Norcross Nominee, will cancel any proxy you may have previously submitted to have your shares voted for the Board’s candidates on a WHITE proxy card.

It is very important that you vote. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone, or by mailing the WHITE proxy card or voting instruction form. Returning the proxy card or voting by Internet or telephone does not deprive you of your right to attend the Annual Meeting and to vote your shares.

Enclosed with your proxy materials is a copy of our 2021 Annual Report to Shareholders. Your vote and participation, no matter how many or few shares you own, are very important to us. Thank you for your continued support, interest and investment in the Company. We look forward to seeing you at the Annual Meeting.

Very truly yours, Harry D. Madonna Chairman of the Board of Directors

3

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED DECEMBER 27, 2022

REPUBLIC FIRST BANCORP, INC.

Two Liberty Place, 50 South 16th Street, Suite 2400

Philadelphia, Pennsylvania 19102

NOTICE OF 2022 ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN THAT the 2022 Annual Meeting of Shareholders and any adjournments or postponements thereto (the “Annual Meeting”) of Republic First Bancorp, Inc. (the “Company”) is scheduled to be held on Thursday, January 26, 2023 at [●] [AM/PM], local time, at [●].

At the Annual Meeting, shareholders will be asked to consider and vote upon the following matters:

1.	The election of two Class III directors to the Company’s board of directors (the “Board”), each to serve until the 2025 annual meeting of shareholders or until his successor is elected and qualified;

2.	The approval, on an advisory basis, of the compensation of our named executive officers as described in this proxy statement;

3.	Ratification of the appointment of Crowe, LLP as the Company’s independent registered public accounting firm for 2022; and

4.	To approve an amendment to the Amended and Restated Articles of Incorporation to increase the number of shares of authorized common stock, par value $0.01 per share, from 100,000,000 to 150,000,000.

Shareholders may also consider any other business as may properly come before the Annual Meeting.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice of 2022 Annual Meeting of Shareholders. The Board recommends a vote “FOR” each of the two director candidates named in the accompanying proxy statement and a vote “FOR” each of Proposal 2, 3 and 4 on the enclosed WHITE proxy card.

Only shareholders of record of the Company at the close of business on November 29, 2022 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time. At any adjourned or postponed meeting, action with respect to matters specified in this Notice of 2022 Annual Meeting of Shareholders may be taken without further notice to shareholders, unless required by law or the Company’s Amended and Restated Bylaws.

All shareholders as of the Record Date are cordially invited to attend the Annual Meeting, in person. Whether or not you plan to attend the Annual Meeting, you can submit your proxy using one of three convenient methods by (1) accessing the Internet site described on the WHITE proxy card or voting instruction form provided to you, (2) calling the toll-free number on the WHITE proxy card or voting instruction form provided to you, or (3) completing, signing, and dating the WHITE proxy card or voting instruction form and returning it to the Company in the enclosed envelope, which requires no postage if mailed in the United States. You can complete and submit the enclosed WHITE proxy card or voting instruction form even if your shares were sold after the Record Date.

i

If your shares of common stock are held in a brokerage account or by a bank, trustee or other nominee (i.e., your shares are held in “street name”), then you will receive voting instructions from the holder of record. You must provide voting instructions by filling out the voting instruction form in order for your shares to be voted. The proxy is revocable and will not affect your right to vote if you attend the Annual Meeting in person.

Your vote will be especially important this year.  A shareholder group consisting of George E. Norcross, III, Gregory B. Braca and Philip A. Norcross, together with Avery Conner Capital Trust (collectively, the “Norcross Group”) submitted documents to the Company purporting to provide qualifying and timely notice (the “Purported Nomination Notice”) of an intent to nominate one director candidate (the “Purported Norcross Nominee”) for election to the Board at the Annual Meeting.  The Company has informed the Norcross Group that the Purported Nomination Notice is invalid due to its failure to comply with the Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws because Philip A. Norcross of the Norcross Group was not a shareholder of record at the time of giving the Purported Nomination Notice.  The Norcross Group sued the Company and its directors in the Court of Common Pleas of Philadelphia County (the “Court of Common Pleas”) seeking, among other things, a declaratory judgment that the Company’s rejection of the Purported Nomination Notice was invalid (the “Norcross Lawsuit”).  More recently, the Norcross Group filed a motion for a preliminary injunction (the “Injunction Motion”) in that case seeking, among other things, to enjoin the Company from rejecting the Purported Nomination Notice.  The Company subsequently filed a Notice of Removal to remove the Norcross Lawsuit to the United States District Court for the Eastern District of Pennsylvania.  The Norcross Group filed a motion to remand the case to the Court of Common Pleas.  These proceedings are pending. The Company intends to oppose both the remand and Injunction Motions and believes that the claims made by the Norcross Group are without merit.  Unless the result of the litigation is that the Purported Nomination Notice is deemed valid, any director nominations made by the Norcross Group will be disregarded, and no proxies voted in favor of the Purported Norcross Nominee will be recognized or tabulated at the Annual Meeting.

As the Purported Nomination Notice will not be recognized as valid under Pennsylvania law unless otherwise so determined by a court, the WHITE proxy card accompanying this proxy statement does not include the name of the Purported Norcross Nominee on a “universal proxy card.”  However, if the result of the litigation is that the Purported Nomination Notice is deemed valid, then the Company will amend its proxy statement and the accompanying WHITE proxy card to reflect that development, to comply with the applicable aspects of Schedule 14A and Rule 14a-19 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated therein, and to include the name of the Purported Norcross Nominee on a universal proxy card and will mail the revised proxy statement and WHITE universal proxy card to shareholders. In addition, in this scenario, no proxies or votes received on the Company’s previously circulated proxy card will be recognized or tabulated at the Annual Meeting.  These proxies will be disregarded. Accordingly, if you vote on the Company’s WHITE proxy card accompanying this proxy statement and the result of the litigation is that the Purported Nomination Notice is deemed valid, your votes will not be recognized or tabulated, and you will have to vote again for your vote to be counted. The Company may also need to delay the Annual Meeting to allow time for shareholders to receive and consider the new proxy materials, including a WHITE universal proxy card.

Despite the Board’s determination that the Purported Nomination Notice is invalid, you may receive solicitation materials from the Norcross Group. OUR BOARD URGES YOU TO VOTE ONLY ON THE WHITE PROXY CARD FOR OUR BOARD’S PROPOSED NOMINEES (PETER B. BARTHOLOW AND BENJAMIN C. DUSTER, IV), TO DISREGARD ANY MATERIALS SENT TO YOU BY OR ON BEHALF OF THE NORCROSS GROUP, AND NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY OR ON BEHALF OF THE NORCROSS GROUP.

If you vote, or have previously voted, using a proxy card sent to you by, or on behalf of, the Norcross Group, you can revoke that proxy and have your shares voted for the Board’s candidates and on other matters to be voted on at the Annual Meeting by completing, signing, dating, returning and voting for the Board’s candidates on the enclosed WHITE proxy card, by following the instructions provided on the WHITE proxy card to submit a proxy over the Internet, by telephone or by attending the Annual Meeting and voting your shares in person.

The Company’s candidates for election as directors of the Company are listed in the accompanying proxy statement and on the WHITE proxy card.

The Board strongly recommends that you vote on the WHITE proxy card or voting instruction form “FOR” the election of Peter B. Bartholow and Benjamin C. Duster, IV as Class III directors.

It is important that your shares are represented at the Annual Meeting. You do not need to attend the meeting in person to vote if you vote your shares before the Annual Meeting. If you are a record holder, you may vote your shares by mail, telephone or the Internet as described on the WHITE proxy card. If you shares are held by a bank, brokerage firm, trustee or other nominee, you must follow the instructions provided by your bank, brokerage firm, trustee or other nominee to vote your shares and you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the bank, brokerage firm, trustee or other nominee that holds your shares giving you the right to vote the shares at the Annual Meeting.

By Order of the Board of Directors Lisa R. Jacobs Corporate Secretary

[●], 2022

** The safety of our employees, customers, and shareholders is our first priority. We will continue to monitor developments regarding the ongoing COVID-19 pandemic and prepare in the event any changes related to our Annual Meeting are necessary or appropriate. We may announce alternative arrangements for the Annual Meeting, which could include switching to a virtual-only format or changing the date or location of the Annual Meeting if circumstances require or warrant such a change. If we determine that any change is necessary we will make an announcement by press release in advance of the Annual Meeting, in addition to other means of communication as required by applicable law.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS MEETING TO BE HELD ON JANUARY 26, 2023. This Notice of 2022 Annual Meeting and proxy statement, WHITE proxy card and 2021 annual report to shareholders are available at: [•]. Information on this website, other than the proxy statement, is not part of the proxy statement.

Please complete, sign, date and return the enclosed WHITE proxy card in the envelope provided or grant a proxy and give voting instructions by Internet or telephone, so that you may be represented at the Annual Meeting. Instructions are on your WHITE proxy card or on the voting instruction form provided by your bank, brokerage firm, trustee or other nominee.

Brokers cannot vote on any of the proposals without your instructions.

*******************

The accompanying proxy statement provides a detailed description of the business to be conducted at the Annual Meeting. We urge you to read the accompanying proxy statement, including the annex, carefully and in their entirety.

If you have any questions or require any assistance in voting your shares, or if you would like additional copies of the proxy materials, please contact our proxy solicitor:

Morrow Sodali LLC

509 Madison Avenue Suite 1206

New York, NY 10022

Stockholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees, and Other Nominees Call Collect: (203) 658-9400

Email: [●]@investor.MorrowSodali.com

TABLE OF CONTENTS

Information About the Annual Meeting	2
Proposal 1 - Election of Directors	12
Director Candidates	12
Continuing Directors	13
Cooperation Agreement	14
Board of Directors and Committees	16
Director Independence and Leadership	16
Meetings of the Board and Attendance	16
Board Diversity	17
Board Committees	17
Audit Committee Report	18
Corporate Governance	21
Introduction	21
Code of Business Ethics	21
Board Governance	21
Chief Executive Officer and Management Succession Planning	21
Hedging and Pledging Policies	22
Risk Management and Oversight	22
Executive Sessions of Independent Directors	24
Communication with Directors	24
Shareholder Engagement	24
Security Ownership of Certain Beneficial Owners and Management	25
Executive Officers and Compensation	26
Executive Officers	26
Executive Compensation	27
Director Compensation	33
Certain Relationships and Related Transactions	34
Transactions with Related Persons	34
Review, Approval or Ratification of Transactions with Related Persons	35
Environmental, Social and Diversity, Equity and Inclusion Highlights	35
Environmental Commitments	35
Social Commitments	35
Diversity, Equity and Inclusion in the Workplace	38
Proposal 2 - Advisory Vote on Executive Compensation	39
Proposal 3 - Ratification of Appointment of Independent Registered Public Accounting Firm	40
Information Regarding Independent Registered Public Accounting Firm	41
Proposal 4 – Approval of an Amendment to the Amended and Restated Articles of Incorporation to Increase the Number of Shares of Authorized Common Stock	42
Delinquent Section 16(a) Reports	43
Other Matters	43
Shareholder Proposals and Nominations for the 2023 Annual Meeting	44
Other Information	45
Annex A	A-1

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED DECEMBER 27, 2022

REPUBLIC FIRST BANCORP, INC.

Two Liberty Place, 50 South 16th Street, Suite 2400

Philadelphia, Pennsylvania 19102

PROXY STATEMENT FOR ANNUAL MEETING

OF SHAREHOLDERS TO BE HELD ON JANUARY 26, 2023

This proxy statement is being furnished to shareholders of Republic First Bancorp, Inc., referred to in this document as “we,” “our,” “us” or the “Company,” in connection with the solicitation of proxies by the board of directors (the “Board”) of the Company to be voted at the 2022 Annual Meeting of Shareholders or any adjournments or postponements thereto (the “Annual Meeting”) scheduled to be held at [●] [AM/PM], local time, at [●] on January 26, 2023. Shareholders as of record at the close of business on November 29, 2022 (the “Record Date”), are entitled to vote at the Annual Meeting.

We may announce alternative arrangements for the Annual Meeting, which could include switching to a virtual-only format or changing the date or location of the Annual Meeting if circumstances require or warrant such a change. If we take this step, then we will announce any changes in advance through a press release, in addition to other means of communication as required by applicable law.

Republic First Bancorp, Inc. is the holding company for Republic First Bank, which does business under the name Republic Bank and may be referred to as the “Bank” throughout this document.

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

1.	The election of two Class III directors to the Board, each to serve until the 2025 annual meeting of shareholders or until his successor is elected and qualified;

2.	The approval, on an advisory basis, of the compensation of our named executive officers as described in this proxy statement;

3.	Ratification of the appointment of Crowe, LLP (“Crowe”) as the Company’s independent registered public accounting firm for 2022; and

4.

To approve an amendment to the Amended and Restated Articles of Incorporation to increase the number of shares of authorized common stock, par value $0.01 per share (the “Common Stock”), from 100,000,000 to 150,000,000.

Shareholders may also consider any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Information regarding the election of directors and other proposals is included in this proxy statement. Shareholders should carefully read this proxy statement. The first date on which this proxy statement and the enclosed WHITE proxy card are being sent to the shareholders of the Company is on or about [●], 2022.

INFORMATION ABOUT THE ANNUAL MEETING

Why did I receive these proxy materials? What is on the agenda for the Annual Meeting?

We are providing this proxy statement in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting because you own shares of Common Stock as of the close of business on the Record Date, and therefore, are entitled to vote at the Annual Meeting on the following proposals:

●	Proposal 1: To elect two Class III directors to the Board, each to serve until the 2025 annual meeting of shareholders or until his successor is elected and qualified;

●	Proposal 2: To approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement;

●	Proposal 3: To ratify the appointment of Crowe, LLP as the Company’s independent registered public accounting firm for 2022; and

●	Proposal 4: To approve an amendment to the Amended and Restated Articles of Incorporation to increase the number of shares of authorized Common Stock from 100,000,000 to 150,000,000.

In addition, you are entitled to vote on any other business as may properly come before the Annual Meeting. We are not aware of any such other matters that may properly come before the Annual Meeting at the present time. If any other matters are properly brought before the Annual Meeting, the persons named in the enclosed WHITE proxy card or voting instruction form will vote the shares they represent in accordance with their best judgment and in the manner they believe to be in the best interest of the Company to the extent permitted by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated therein (the “Exchange Act”).

Who is allowed to vote at the Annual Meeting?

The Common Stock is the only class of capital securities of the Company that may be voted at the Annual Meeting. Only shareholders as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock you own as of the Record Date entitles you to one vote for each director to be elected in the election of directors and one vote on each other matter to be presented at the Annual Meeting. Shares of Common Stock may be voted at the Annual Meeting only if the shareholder of record holding such shares or the beneficial owner of such shares with a legal proxy is attending the Annual Meeting or if such shares are represented by a valid proxy. As of the Record Date, there were 63,788,564 shares of Common Stock outstanding and entitled to vote.

Can I access the proxy materials on the Internet?

Yes. The Company’s proxy statement and the 2021 Annual Report are available free of charge at [●]. You may also obtain these materials at the Securities and Exchange Commission (the “SEC”) website at www.sec.gov.

Is my vote important?

Yes, your vote is very important.  A shareholder group consisting of George E. Norcross, III, Gregory B. Braca, and Philip A. Norcross, together with Avery Conner Capital Trust (collectively, the “Norcross Group”) submitted documents to the Company purporting to provide qualifying and timely notice (the “Purported Nomination Notice) of an intent to nominate one candidate (the “Purported Norcross Nominee”) for election to the Board, in opposition to Peter B. Bartholow and Benjamin C. Duster, IV, who have been recommended for election by the Board. The Company has also received a non-binding proposal from the Norcross Group, which the Norcross Group disclosed in a Schedule 13D/A filed with the SEC on December 9, 2022, and that was revised by the Norcross Group on December 24, 2022.

The Company has informed the Norcross Group that the Purported Nomination Notice is invalid due to its failure to comply with the Company’s Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws (the “Bylaws”) because Philip A. Norcross of the Norcross Group was not a shareholder of record at the time of giving the Purported Nomination Notice.  The Norcross Group sued the Company and its directors in the Court of Common Pleas of Philadelphia County (the “Court of Common Pleas”) seeking, among other things, a declaratory judgment that the Company’s rejection of the Purported Nomination Notice was invalid (the “Norcross Lawsuit”).  More recently, the Norcross Group filed a motion for a preliminary injunction (the “Injunction Motion”) in that case seeking, among other things, to enjoin the Company from rejecting the Purported Nomination Notice.  The Company subsequently filed a Notice of Removal to remove the Norcross Lawsuit to the United States District Court for the Eastern District of Pennsylvania (the “Federal Court”).  The Norcross Group filed a motion to remand the case to the Court of Common Pleas.  These proceedings are pending. The Company intends to oppose both the remand and Injunction Motions and believes that the claims made by the Norcross Group are without merit.  Unless the result of the litigation is that the Purported Nomination Notice is deemed valid, any director nominations made by the Norcross Group will be disregarded, and no proxies voted in favor of the Purported Norcross Nominee will be recognized or tabulated at the Annual Meeting.

As the Purported Nomination Notice will not be recognized as valid under Pennsylvania law unless otherwise so determined by a court, the WHITE proxy card accompanying this proxy statement does not include the name of the Purported Norcross Nominee on a “universal proxy card.”  However, if the result of the litigation is that the Purported Nomination Notice is deemed valid, then the Company will amend its proxy statement and the accompanying WHITE proxy card to reflect that development, to comply with the applicable aspects of Schedule 14A and Rule 14a-19 of the Exchange Act, and to include the name of the Purported Norcross Nominee on a universal proxy card and will mail the revised proxy statement and WHITE universal proxy card to shareholders. In addition, in this scenario, no proxies or votes received on the Company’s previously circulated proxy card will be recognized or tabulated at the Annual Meeting.  These proxies will be disregarded. Accordingly, if you vote on the Company’s WHITE proxy card accompanying this proxy statement and the result of the litigation is that the Purported Nomination Notice is deemed valid, your votes will not be recognized or tabulated, and you will have to vote again for your vote to be counted. The Company may also need to delay the Annual Meeting to allow time for shareholders to receive and consider the new proxy materials, including a WHITE universal proxy card.

Despite the Board’s determination that the Purported Nomination Notice is invalid, you may receive solicitation materials from, or on behalf of, the Norcross Group, including proxy statements and proxy cards. We are not responsible for the accuracy of any information provided by or relating to the Norcross Group or the Purported Norcross Nominee contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Norcross Group or any other statements that the Norcross Group or its representatives have made or may otherwise make.

The Board recommends a vote “FOR” the election of each of the director candidates recommended by the Board and named in this proxy statement and on the enclosed WHITE proxy card. The Board does not endorse the Purported Norcross Nominee and strongly urges you to disregard any materials sent to you by, or on behalf of, the Norcross Group and NOT sign, return or vote any proxy card(s) or voting instruction form(s) that you may receive from, or on behalf of, the Norcross Group.

To vote “FOR” all of the Board’s candidates, you should complete, sign, date, return and vote for the Board’s candidates on the enclosed WHITE proxy card or follow the instructions provided on the WHITE proxy card for submitting a proxy over the Internet, by telephone or vote at the Annual Meeting in person. For inquiries related to submitting a proxy for your shares, please contact our proxy solicitor:

Morrow Sodali LLC

509 Madison Avenue Suite 1206

New York, NY 10022

Stockholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees, and Other Nominees Call Collect: (203) 658-9400

Email: [●]@investor.MorrowSodali.com

If you vote, or have previously voted, using a proxy card sent to you by, or on behalf of, the Norcross Group for the Annual Meeting, you can revoke it by completing, signing, dating and returning the enclosed WHITE proxy card, by following the instructions provided on the WHITE proxy card for submitting a proxy to vote your shares over the Internet, by telephone or voting at the Annual Meeting in person. Completing, signing, dating and returning any proxy card that the Norcross Group may send to you, even with instructions to vote “withhold” with respect to the Purported Norcross Nominee, will cancel any proxy you may have previously submitted to have your shares voted for the Board’s candidates on a WHITE proxy card as only your latest proxy card or voting instruction form will be counted. Beneficial owners who own their shares in “street name” should follow the voting instructions provided by their bank, brokerage firm, trustee or other nominee to ensure that their shares are represented and voted at the Annual Meeting, or to revoke prior voting instructions. The Board urges you to complete, sign, date and return only the enclosed WHITE proxy card.

Why Might I be Receiving Proxy Materials from the Norcross Group?

The Norcross Group submitted the Purported Nomination Notice, which purported to provide the Company qualifying and timely notice of its intent to nominate the Purported Norcross Nominee for election to the Board at the Annual Meeting.  The Company has informed the Norcross Group that the Purported Nomination Notice is invalid due to its failure to comply with the Company’s Amended and Restated Articles of Incorporation and Bylaws because Philip A. Norcross of the Norcross Group was not a shareholder of record at the time of giving the Purported Nomination Notice. The Norcross Group has filed the Norcross Lawsuit, and has also filed the Injunction Motion in that case seeking, among other things, to enjoin the Company from rejecting the Purported Nomination Notice. The Company subsequently filed a Notice of Removal to remove the Norcross Lawsuit to the Federal Court; however, the Norcross Group has filed a motion to remand the case to the Court of Common Pleas.  These proceedings are pending. The Company intends to oppose both the remand and Injunction Motions and believes that the claims made by the Norcross Group are without merit.  Unless the result of the litigation is that the Purported Nomination Notice is deemed valid, any director nominations made by the Norcross Group will be disregarded, and no proxies voted in favor of the Purported Norcross Nominee will be recognized or tabulated at the Annual Meeting.

As the Purported Nomination Notice will not be recognized as valid under Pennsylvania law unless otherwise so determined by a court, the WHITE proxy card accompanying this proxy statement does not include the name of the Purported Norcross Nominee on a “universal proxy card.”  However, if the result of the litigation is that the Purported Nomination Notice is deemed valid, then the Company will amend its proxy statement and the accompanying WHITE proxy card to reflect that development, to comply with the applicable aspects of Schedule 14A and Rule 14a-19 of the Exchange Act, and to include the name of the Purported Norcross Nominee on a universal proxy card and will mail the revised proxy statement and WHITE universal proxy card to shareholders. In addition, in this scenario, no proxies or votes received on the Company’s previously circulated proxy card will be recognized or tabulated at the Annual Meeting.  These proxies will be disregarded. Accordingly, if you vote on the Company’s WHITE proxy card accompanying this proxy statement and the result of the litigation is that the Purported Nomination Notice is deemed valid, your votes will not be recognized or tabulated, and you will have to vote again for your vote to be counted. The Company may also need to delay the Annual Meeting to allow time for shareholders to receive and consider the new proxy materials, including a WHITE universal proxy card.

Despite the Board’s determination that the Purported Nomination Notice is invalid, you may receive solicitation materials from the Norcross Group because the Norcross Group is challenging the Board’s determination that the Purported Nomination Notice is invalid.  The Board does NOT endorse the Purported Norcross Nominee and urges you NOT to sign or return any proxy card you may receive from, or on behalf of, the Norcross Group, including to vote “withhold” with respect to the Purported Norcross Nominee.  The Board recommends that you vote “FOR” the election of each of the Board’s candidates on the WHITE proxy card and to disregard any materials sent to you by, or on behalf of, the Norcross Group.  If you vote, or have previously voted, using a proxy card sent to you by, or on behalf of, the Norcross Group, you can revoke it by signing, dating, and mailing the enclosed WHITE proxy card.  If you wish to vote pursuant to the Board’s recommendations, you should disregard any proxy card that you receive other than the WHITE proxy card.

How do I vote if my shares are held directly in my name?

If you hold your shares registered directly in your name and not through a bank, brokerage firm, trustee or other nominee, you may vote your shares in one of the following ways:

●	Voting By Mail: If you choose to vote by mail, then complete, sign and date the WHITE proxy card and return it in the postage-paid envelope provided.

●

Voting By Telephone: If you choose to vote by telephone, then call toll-free [•] and follow the instructions provided on the recorded message. Please note telephone votes must be cast prior to 11:59 pm, EDT, January 25, 2023.

●

Voting By Internet: If you choose to vote by Internet, then log onto www.proxyvote.com and follow the instructions outlined on such secure website. Please note Internet votes must be cast prior to 11:59 pm, EDT, January 25, 2023.

●

In Person: If you choose to vote in person, come to the Annual Meeting and cast your vote. If you attend the Annual Meeting, then you may vote your shares in person even if you have previously submitted a proxy.

If you vote electronically via the Internet or by telephone, you will need your shareholder control number (your shareholder control number can be found on your WHITE proxy card).

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy by Internet, telephone or mail so that your vote will be counted if you later decide not to attend the Annual Meeting. The Internet and telephone voting facilities will close at 11:59 pm, EDT, on January 25, 2023 for beneficial shareholders as of the Record Date. Shareholders who vote by Internet or telephone need not return a proxy card or the voting instruction form sent by banks, brokerage firms, trustees or other nominees.

If you have any questions or require any assistance in voting your shares, or if you would like additional copies of the proxy materials, please contact our proxy solicitor:

Morrow Sodali LLC

509 Madison Avenue Suite 1206

New York, NY 10022

Stockholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees, and Other Nominees Call Collect: (203) 658-9400

Email: [●]@investor.MorrowSodali.com

How do I vote if my shares are held in street name or through a bank, brokerage firm, trustee or other nominee?

If you hold your shares in street name or through a bank, brokerage firm, trustee or other nominee, then the bank, brokerage firm, trustee or other nominee is considered to be the shareholder of record with respect to those shares. In that case, you are considered to be the beneficial owner of those shares, your shares are said to be held in “street name,” and the proxy materials will be forwarded to you by that nominee. Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct the bank, brokerage firm, trustee or other nominee how to vote their shares. If you do not provide voting instructions to your broker, then your shares will not be voted at the Annual Meeting on any proposal with respect to which your broker does not have discretionary authority except as to “routine” matters. However, to the extent that the Norcross Group provides proxy materials to your broker who holds shares for a beneficial owner, none of the matters to be voted on at the Annual Meeting will be considered a discretionary “routine” matter under the rules of the various regional and national exchanges of which your nominee is a member (the “Broker Rules”), which means that a broker that is subject to the Broker Rules will not have authority to vote shares held in street name without instructions from the beneficial owner. However, if your broker receives proxy materials only from the Company, your broker firm is entitled to vote shares held for a beneficial holder on discretionary matters, such as the ratification of the selection of Crowe as our independent registered public accounting firm, without instructions from the beneficial holder of those shares. On the other hand, your broker is not entitled to vote shares held for a beneficial holder on non-discretionary items such as the election of directors, the vote to approve the compensation paid to our named executive officers or the amendment to the Amended and Restated Articles of Incorporation. If you own your shares in street name, please instruct your bank, brokerage firm, trustee or other nominee how to vote your shares using the voting instruction form provided by your bank, brokerage firm, trustee or other nominee so that your vote can be counted. The voting instruction form provided by your bank, brokerage firm, trustee or other nominee holding your shares may also include information about how to submit your voting instructions over the Internet or by telephone. The WHITE proxy card accompanying this proxy statement will provide information regarding Internet and telephone voting.

What happens if I do not specify how I want my shares voted? What are broker non-votes? What is discretionary voting?

As a shareholder as of the close of business on the Record Date for the Annual Meeting, if you properly complete, sign, date and return a WHITE proxy card or voting instruction form, your shares of Common Stock will be voted as you specify. However, if you return your signed and dated WHITE proxy card or submit your proxy by telephone or Internet but do not specify how you want your shares voted, then your shares will be voted by the persons named as proxies in accordance with their best judgment and in the manner they believe to be in the best interest of the Company to the extent permitted by Rule 14a-4(c) of the Exchange Act.

A “broker non-vote” occurs when a broker holding shares for a beneficial owner has not received voting instructions from the beneficial owner and the broker does not have general discretionary authority to vote the shares, but votes with respect to “routine” matters as to which it has discretionary authority. If you own your shares beneficially in “street name” through a broker and do not provide voting instructions to your broker, then your broker will not have the authority to vote your shares on any proposal presented at the Annual Meeting unless it has discretionary authority with respect to that proposal. If the broker votes with respect to a “routine” matter as to which it has discretionary authority, your shares will be voted as to that matter and considered to be broker non-votes as to the non-routine matters. Whether a broker has discretionary authority depends on your agreement with your broker and the Broker Rules. Accordingly, it is very important that you instruct your broker on how to vote shares that you hold in street name.

To the extent that the Norcross Group provides proxy materials to a broker who holds shares for a beneficial owner, none of the matters to be voted on at the Annual Meeting will be considered a discretionary matter under the Broker Rules, which means that a broker that is subject to the Broker Rules will not have authority to vote shares held in street name without instructions from the beneficial owner and there will not be any “broker non-vote” on behalf of that broker. Any shares held by such broker who has not received instructions from the beneficial owner as to how such shares are to be voted will have no effect on the outcome of Proposals 1, 2, 3 and 4 and such shares will not be counted for establishing the presence of a quorum. As a result, if you are a beneficial owner, then we encourage you to provide voting instructions to the broker that holds your shares by carefully following the instructions provided to you by that broker.

Who is soliciting my vote?

The Board is soliciting your proxy to vote your shares of Common Stock on all matters scheduled to come before the Annual Meeting, whether or not you attend the Annual Meeting. By completing, signing, dating and returning the WHITE proxy card or voting instruction form, or by submitting your proxy and voting instructions over the Internet or by telephone, you are authorizing the persons named as proxies to vote your shares of Common Stock at the Annual Meeting as you have instructed. Proxies will be solicited on behalf of the Board by the Company’s directors, director candidates, and certain executive officers and other employees of the Company. Such persons are listed in Annex A to this proxy statement.

Additionally, the Company has retained Morrow Sodali, a proxy solicitation firm, which may solicit proxies on the Board’s behalf. You may also be solicited by press releases issued by us, investor presentations, or other communications issued by us, postings on our corporate website or other websites or otherwise. Unless expressly indicated otherwise, information contained on our corporate website is not part of this proxy statement. In addition, none of the information on the other websites, if any, listed in this proxy statement is part of this proxy statement. Such website addresses are intended to be inactive textual references only.

What are the Board’s recommendations?

The Board recommends that you vote by proxy using the WHITE proxy card with respect to the proposals as follows:

●	“FOR” the election of Peter B. Bartholow and Benjamin C. Duster, IV to the Board as Class III directors (Proposal 1);
●	“FOR” the approval, on an advisory basis, of the compensation of our named executive officers as described in this proxy statement (Proposal 2);
●	“FOR” the ratification of the appointment of Crowe as the Company’s independent registered public accounting firm for 2022 (Proposal 3); and

●	“FOR” the approval of the amendment to the Amended and Restated Articles of Incorporation to increase the number of shares of authorized Common Stock from 100,000,000 to 150,000,000 (Proposal 4).

How will my proxy be voted?

If you are a record shareholder and you submit a signed proxy card or submit your proxy by telephone or the Internet but do not indicate how you want your shares voted, the persons named in the enclosed WHITE proxy card will vote your shares of Common Stock:

●	“FOR” for the election of each of the Board’s director candidates named in this proxy statement;
●	“FOR” the approval, on an advisory basis, of the compensation of our named executive officers as described in this proxy statement;
●	“FOR” the ratification of the appointment of Crowe as the Company’s independent registered public accounting firm for 2022; and
●	“FOR” the approval of the amendment to the Amended and Restated Articles of Incorporation to increase the number of shares of authorized Common Stock from 100,000,000 to 150,000,000.

With respect to any other matter that properly comes before the Annual Meeting, the persons named in the enclosed WHITE proxy card will vote your shares of Common Stock in their discretion in accordance with their best judgment and in the manner they believe to be in the best interest of the Company to the extent permitted by Rule 14a-4(c) of the Exchange Act.

For inquiries related to submitting a proxy for your shares, please contact our proxy solicitor:

Morrow Sodali LLC

509 Madison Avenue Suite 1206

New York, NY 10022

Stockholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees, and Other Nominees Call Collect: (203) 658-9400

Email: [●]@investor.MorrowSodali.com

Can I revoke my proxy or change my vote after submitting my proxy?

Proxies may be revoked at any time prior to being voted at the Annual Meeting. Submitting another properly completed proxy card with a later date will have the effect of revoking any prior proxy that you have submitted. After voting, you may change your vote one or more times by completing, signing, dating and returning a new WHITE proxy card, by voting again by Internet or telephone as described in this proxy statement, or by voting in person at the Annual Meeting. You may request a new WHITE proxy card from Morrow Sodali. The last vote received chronologically will supersede any prior votes. The deadline for registered shareholders to change their vote by Internet or telephone is 11:59 pm, EDT, on January 25, 2023. You may revoke a proxy before its exercise by filing written notice of revocation with our Corporate Secretary before the Annual Meeting at Republic First Bancorp, Inc., Two Liberty Place, 50 South 16th Street, Suite 2400, Philadelphia, Pennsylvania 19102, Attention: Lisa R. Jacobs, Corporate Secretary.

If you have already voted using a proxy card sent to you by or on behalf of the Norcross Group, you have every right to change your vote. We urge you to revoke that proxy by voting in favor of the Board’s candidates by using the enclosed WHITE proxy card. Only the latest dated and validly executed proxy that you submit will count. If you hold your shares in a bank, brokerage firm, trustee or other nominee, follow the instructions provided to change your vote.

What does it mean if I receive more than one proxy statement or proxy card?

Because the Norcross Group may send solicitation materials to shareholders, we may conduct multiple mailings before the Annual Meeting to ensure shareholders have our latest proxy information and materials to vote. We may send you a new WHITE proxy card or voting instruction form with each mailing, regardless of whether you have previously voted. Also, many of our shareholders hold their shares in more than one account and may receive separate proxy cards or voting instructions forms for each of those accounts. If you receive more than one WHITE proxy card, your shares are registered in more than one name or are registered in different accounts. Only the latest dated proxy you submit will be counted. IF YOU WISH TO VOTE AS RECOMMENDED BY THE BOARD, THEN YOU SHOULD ONLY SUBMIT WHITE PROXY CARDS.

What should I do if I receive proxy materials from the Norcross Group?

The Norcross Group submitted the Purported Nomination Notice to the Company, which purported to provide the Company qualifying and timely notice of its intent to nominate the Purported Norcross Nominee for election as a director to the Board in opposition to the election of Peter B. Bartholow and Benjamin C. Duster, IV who have been nominated by the Board.  The Company has informed the Norcross Group that the Purported Nomination Notice is invalid due to its failure to comply with the Amended and Restated Articles of Incorporation and the Bylaws because Philip A. Norcross of the Norcross Group was not a shareholder of record at the time of giving the Purported Nomination Notice.  The Norcross Group has filed the Norcross Lawsuit and has also filed the Injunction Motion in that case seeking, among other things, to enjoin the Company from rejecting the Purported Nomination Notice.  The Company subsequently filed a Notice of Removal to remove the Norcross Lawsuit to the Federal Court; however, the Norcross Group has filed a motion to remand the case to the Court of Common Pleas.  These proceedings are pending. The Company intends to oppose both the remand and Injunction Motions and believes that the claims made by the Norcross Group are without merit.  Unless the result of the litigation is that the Purported Nomination Notice is deemed valid, any director nominations made by the Norcross Group will be disregarded, and no proxies voted in favor of the Purported Norcross Nominee will be recognized or tabulated at the Annual Meeting.

As the Purported Nomination Notice will not be recognized as valid under Pennsylvania law unless otherwise so determined by a court, the WHITE proxy card accompanying this proxy statement does not include the name of the Purported Norcross Nominee on a “universal proxy card.”  However, if the result of the litigation is that the Purported Nomination Notice is deemed valid, then the Company will amend its proxy statement and the accompanying WHITE proxy card to reflect that development, to comply with the applicable aspects of Schedule 14A and Rule 14a-19 of the Exchange Act, and to include the name of the Purported Norcross Nominee on a universal proxy card and will mail the revised proxy statement and WHITE universal proxy card to shareholders. In addition, in this scenario, no proxies or votes received on the Company’s previously circulated proxy card will be recognized or tabulated at the Annual Meeting.  These proxies will be disregarded. Accordingly, if you vote on the Company’s WHITE proxy card accompanying this proxy statement and the result of the litigation is that the Purported Nomination Notice is deemed valid, your votes will not be recognized or tabulated, and you will have to vote again for your vote to be counted. The Company may also need to delay the Annual Meeting to allow time for shareholders to receive and consider the new proxy materials, including a WHITE universal proxy card.  Nevertheless, you may receive proxy solicitation materials from the Norcross Group, including opposition proxy statements and proxy cards.

The Board strongly urges you to NOT sign or return any proxy cards or voting instruction forms that you may receive from, or on behalf of, the Norcross Group, not even to vote “WITHHOLD” with respect to the Purported Norcross Nominee.  We are not responsible for the accuracy of any information provided by or relating to the Norcross Group or the Purported Norcross Nominee contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Norcross Group or any other statements that the Norcross Group or its representatives have made or may otherwise make.  If you have already voted using the proxy card provided by, or on behalf of, the Norcross Group, you can change your vote by completing, signing, dating and returning the enclosed WHITE proxy card, by voting over the Internet or by telephone by following the instructions provided on the enclosed WHITE proxy card or voting instruction form. Only the latest proxy you submit will be counted.  If you vote “withhold” on the Purported Norcross Nominee using the proxy card sent to you by, or on behalf of, the Norcross Group, your vote will result in the revocation of any previous vote you may have cast on a WHITE proxy card.  If you wish to vote pursuant to the recommendation of the Board, you should disregard any proxy card that you receive other than the WHITE proxy card.  For inquiries related to submitting a proxy for your shares, please contact our proxy solicitor:

Morrow Sodali LLC

509 Madison Avenue Suite 1206

New York, NY 10022

Stockholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees, and Other Nominees Call Collect: (203) 658-9400

Email: [●]@investor.MorrowSodali.com

Voting to “withhold” with respect to the Purported Norcross Nominee on the Norcross Group’s proxy card is not the same as voting for the Board’s candidates on the WHITE proxy card. A vote to “withhold” with respect to the Purported Norcross Nominee on the Norcross Group’s proxy card will revoke any proxy previously submitted by you. The Board recommends a vote “FOR” the election of the Board’s candidates on the WHITE proxy card. The Board urges you not to sign or return any proxy card sent to you by, or on behalf of, the Norcross Group, even as a protest vote.

What constitutes a quorum at the Annual Meeting?

We need a quorum of shareholders to hold a valid Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes entitled to be cast at the Annual Meeting shall constitute a quorum for the conduct of business at the Annual Meeting. Broker non-votes and abstentions will be counted for determining the presence of a quorum at the Annual Meeting.

Can I attend the Annual Meeting and vote in person?

Yes. If you attend the Annual Meeting, then you may deliver your completed WHITE proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting. If your shares are held in “street name” and you plan to attend the Annual Meeting in person, you must present proof of your ownership of the Common Stock, such as a bank or brokerage account statement, as well as valid government-issued photo identification to be admitted to the Annual Meeting. Any holder of a proxy from a shareholder must present a valid proxy card, properly executed, and a copy of proof of ownership as well as valid government-issued photo identification.

Will this year’s Annual Meeting require the use of a universal proxy card?

Since the Company has invalidated the Purported Nomination Notice, a universal proxy card will not be required unless the result of the litigation is that the Purported Nomination Notice is deemed valid. The Norcross Group submitted the Purported Nomination Notice, which purported to provide the Company qualifying and timely notice of its intent to nominate the Purported Norcross Nominee for election to the Board at the Annual Meeting.  The Company has informed the Norcross Group that the Purported Nomination Notice is invalid due to its failure to comply with the Company’s Amended and Restated Articles of Incorporation and Bylaws because Philip A. Norcross of the Norcross Group was not a shareholder of record at the time of giving the Purported Nomination Notice.  The Norcross Group has filed the Norcross Lawsuit and has also filed the Injunction Motion in that case seeking, among other things, to enjoin the Company from rejecting the Purported Nomination Notice. The Company subsequently filed a Notice of Removal to remove the Norcross Lawsuit to the Federal Court; however, the Norcross Group has filed a motion to remand the case to the Court of Common Pleas.  These proceedings are pending. The Company intends to oppose both the remand and Injunction Motions and believes that the claims made by the Norcross Group are without merit.  Unless the result of the litigation is that the Purported Nomination Notice is deemed valid, any director nominations made by the Norcross Group will be disregarded, and no proxies voted in favor of the Purported Norcross Nominee will be recognized or tabulated at the Annual Meeting.

As the Purported Nomination Notice will not be recognized as valid under Pennsylvania law unless otherwise so determined by a court, the WHITE proxy card accompanying this proxy statement does not include the name of the Purported Norcross Nominee on a “universal proxy card.”  However, if the result of the litigation is that the Purported Nomination Notice is deemed valid, then the Company will amend its proxy statement and the accompanying WHITE proxy card to reflect that development, to comply with the applicable aspects of Schedule 14A and Rule 14a-19 of the Exchange Act, and to include the name of the Purported Norcross Nominee on a universal proxy card and will mail the revised proxy statement and WHITE universal proxy card to shareholders. In addition, in this scenario, no proxies or votes received on the Company’s previously circulated proxy card will be recognized or tabulated at the Annual Meeting.  These proxies will be disregarded. Accordingly, if you vote on the Company’s WHITE proxy card accompanying this proxy statement and the result of the litigation is that the Purported Nomination Notice is deemed valid, your votes will not be recognized or tabulated, and you will have to vote again for your vote to be counted. The Company may also need to delay the Annual Meeting to allow time for shareholders to receive and consider the new proxy materials, including a WHITE universal proxy card.

Despite the Board’s determination that the Purported Nomination Notice is invalid, you may receive solicitation materials from the Norcross Group because the Norcross Group is challenging the Board’s determination that the Purported Nomination Notice is invalid.  The Board does NOT endorse the Purported Norcross Nominee and urges you NOT to sign or return any proxy card you may receive from, or on behalf of, the Norcross Group, including to vote “withhold” with respect to the Purported Norcross Nominee.  The Board recommends that you vote “FOR” the election of each of the Board’s candidates on the WHITE proxy card and to disregard any materials sent to you by, or on behalf of, the Norcross Group.  If you vote, or have previously voted, using a proxy card sent to you by, or on behalf of, the Norcross Group, you can revoke it by signing, dating, and mailing the enclosed WHITE proxy card.  If you wish to vote pursuant to the Board’s recommendations, you should disregard any proxy card that you receive other than the WHITE proxy card.

How many votes are required for the election of directors (Proposal 1)?

For Proposal 1, directors are elected by a plurality vote of shares of Common Stock cast in person or by proxy at the Annual Meeting. A “plurality” means that each of the two individuals who receive the largest number of affirmative votes cast in the election of directors will be elected. Votes that are withheld from a director nominee will be excluded entirely from the vote for such nominee and will have no effect on the result. Broker non-votes will have no effect on the outcome of the vote. There is no cumulative voting.

How many votes are required for the advisory vote to approve named executive officer compensation (Proposal 2)?

We are required to submit a proposal to shareholders for a non‑binding advisory vote to approve the compensation of our named executive officers pursuant to Section 14A of the Exchange Act. Proposal 2 will be approved if a majority of the votes represented in person or by proxy at the Annual Meeting and entitled to vote are voted “FOR” the proposal. Abstentions and broker non-votes will have the same legal effect as votes against the proposal.

How many votes are required for the ratification of the appointment of Crowe as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 3)?

Proposal 3 will be approved if a majority of the votes represented in person or proxy at the Annual Meeting and entitled to vote are voted “FOR” the proposal. Abstentions and broker non-votes will have the same legal effect as votes against the proposal. If shareholders ratify the selection of Crowe as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, the audit committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if the audit committee determines that a change is in the best interests of the Company.

How many votes are required for the approval of the amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of shares of authorized Common Stock from 100,000,000 to 150,000,000 (Proposal 4)?

Proposal 4 will be approved if 60% of the shares of Common Stock entitled to vote are voted “FOR” the proposal. Abstentions and broker non-votes will have the same legal effect as votes against the proposal.

Who will pay for the solicitation of proxies?

The costs and expenses of the Board’s solicitation of proxies, including the preparation, printing and mailing of this proxy statement, the WHITE proxy card, the Notice of 2022 Annual Meeting of Shareholders and any additional information furnished to shareholders, will be borne by the Company. Solicitation of proxies may be in person, by telephone, electronic mail or personal solicitation by our or the Bank’s directors, officers or staff members. Other than the persons described in this proxy statement, no general class of employee of the Company or Bank will be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, the Bank’s and our employees, officers and directors may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. None of these individuals will receive any additional or special compensation for doing this, but they may be reimbursed for reasonable out-of-pocket expenses. As a result of the potential proxy solicitation by the Norcross Group, we may incur additional costs in connection with our solicitation of proxies. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodian holding shares of the Common Stock in their names that are beneficially owned by others to forward to those beneficial owners. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the beneficial owners of Common Stock.

We have engaged Morrow Sodali to assist in the solicitation of proxies in connection with the Annual Meeting, for a service fee and the reimbursement of customary disbursements, which is expected to cost $[●]. Morrow Sodali expects that approximately [●] of its employees will assist in the solicitation.

Our aggregate expenses, including legal fees for attorneys, accountants, public relations and other advisors, printing, advertising, postage, transportation, litigation and other costs incidental to the solicitation, but excluding (1) costs normally expended for a solicitation for an election of directors in the absence of a proxy contest and (2) costs represented by salaries and wages of Company employees and officers, are expected to be approximately $[●], of which $[●] has been incurred as of the date of this proxy statement.

When will the voting results be announced?

The final voting results will be reported on Form 8-K, which will be filed with the SEC within four business days after the Annual Meeting. If our final voting results are not available within four business days after the Annual Meeting, we will file a Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the Form 8-K within four business days after the final voting results are known to us.

Who should I contact if I have questions?

Morrow Sodali is assisting us with our effort to solicit proxies. If you have additional questions about this proxy statement or the Annual Meeting, or if you need assistance voting your shares, please contact our proxy solicitor:

Morrow Sodali LLC

509 Madison Avenue Suite 1206

New York, NY 10022

Stockholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees, and Other Nominees Call Collect: (203) 658-9400

Email: [●]@investor.MorrowSodali.com

THE BOARD RECOMMENDS “FOR” THE ELECTION OF EACH OF THE BOARD’S CANDIDATES ON PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 AND 4. USING THE ENCLOSED WHITE PROXY CARD OR VOTING INSTRUCTION FORM.

PROPOSAL 1

ELECTION OF DIRECTORS

The Bylaws provide that the Board may consist of not less than five directors and not more than twenty-five directors, classified into three classes, as nearly equal in number as possible, with the specific number of directors fixed from time to time by resolution of the Board. The members of one class of directors are elected at each annual meeting and each class of directors serves for approximately three years. The classes of directors have been designated as “Class I,” “Class II” and “Class III.”

The Board has currently fixed the number of directors at seven.  The Class I Directors are Harry D. Madonna and Thomas X. Geisel; the Class II Directors are Andrew B. Cohen, Lisa R. Jacobs and Harris Wildstein; and the Class III Directors are Peter B. Bartholow and Benjamin C. Duster, IV.  The incumbent Class I Director will continue in office until the Company’s 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”) and the incumbent Class II Directors will continue in office until the Company’s 2024 Annual Meeting of Shareholders.  All directors will hold office until the annual meeting of shareholders at which their terms expire and until the elections and qualifications of their successors.

Upon the recommendation of the nominating committee of the Board, the Board has nominated each of Messrs. Bartholow and Duster for election as Class III Directors to serve until the Company’s 2025 annual meeting of shareholders and thereafter until his respective successor is elected and qualified. Each of the director candidates have consented to (1) serve as a nominee, (2) be named as a nominee in this proxy statement and (3) serve as a director if elected. If one or more of the Board’s director candidates becomes unavailable for election or service as director, the Board may designate a substitute candidate or candidates to replace him or them and the persons designated in the enclosed WHITE proxy card will vote for the election of such other person or persons as the Board may recommend.

The specific backgrounds and qualifications of our current directors and director candidates are reflected in each person’s biography below. There are no family relationships among any of our directors or executive officers. Except as disclosed below, there are no arrangements or understandings between any of our directors and any other person pursuant to which any person was selected as a director.

Director Candidates

The following individuals have been nominated for election to the Board as Class III Directors, each to serve until the 2025 Annual Meeting of Shareholders and until his respective successor is elected and qualified.

Peter B. Bartholow, age 74, has served as a director of the Company and the Bank since October 2022. He is the former Chief Operating Officer of Texas Capital Bancshares, Inc. (Nasdaq: TCBI), and its wholly-owned subsidiary, Texas Capital Bank, a full-service financial services firm that delivers customized solutions to business, entrepreneurs, and individual customers. Mr. Bartholow served as a director of Texas Capital Bancshares from October 2003 until December 2017 and as its Chief Operating Officer from January 2014 until December 2017. He also served as Chief Financial Officer of Texas Capital Bancshares from October 2003 through June 2017. Prior to joining Texas Bancshares in 2003, he was managing director of a private equity firm, served as a financial executive with Electronic Data Systems Corp. and spent many years in the banking industry as an executive officer and member of the boards of both public and private companies. Mr. Bartholow received a B.A. in Economics and Math from Vanderbilt University and an M.B.A. in Finance from the University of Texas in Austin. Mr. Bartholow’s extensive knowledge of capital markets, mergers & acquisitions, divestitures, and litigation management, as a result of his significant experience in executive roles, coupled with his board experience, make him well qualified to serve on the Board.

Benjamin C. Duster, IV, age 62, has been a director of the Company and the Bank since July 2022. He is the Founder and has been the Chief Executive Officer of Cormorant IV Corporation, LLC, a consulting firm specializing in operational turnarounds and organizational transformations, since 2014. Since June 2022, Mr. Duster has also been the Chief Financial Officer of Mobile Technologies, Inc., a company focusing on hardware and technology solutions that improve the customer experience and business operations, including physical security, operational efficiency and operational intelligence. Mr. Duster previously served as the Chief Executive Officer of the CenterLight Health System, a New York based diversified managed care and assisted living services organization, from 2016 to 2018. Mr. Duster has served as a member of the board of directors, and Chairman of the audit committee, of Chesapeake Energy Corporation (Nasdaq: CHK), an exploration and production company, since February 2021 and as a member of its board of directors, and Chairman of its compensation committee, of Weatherford International, plc. (Nasdaq: WFRD), a multinational oilfield service company, since June 2020. He has also been a member of the board of directors of Diamond Offshore Drilling, Inc. (Nasdaq: DO) since June 2020. Mr. Duster's extensive experience also includes service on the boards of Alaska Communications Systems Group, Inc. (Nasdaq: ALSK), a telecommunications company, Netia, S.A. (Warsaw Stock Exchange: NET), a telecommunications company, RCN Corporation (Nasdaq: RCN), a telecommunications company, and Multi-Fineline Electronics (Nasdaq: MFLX), a circuit manufacturing company. He earned a B.A. in Economics, with honors, from Yale University, a J.D. from Harvard Law School, and an M.B.A. from Harvard Business School. Mr. Duster’s considerable business experience, considerable knowledge of mergers and acquisitions, expertise with strategic advisory services, and service as a director of numerous public companies make him well qualified to serve as a director.

Continuing Directors

Each of the following individuals is an incumbent director who will continue to serve as a director of the Company until the end of his or her respective term or until a successor is elected and qualified.

Class I Director

Harry D. Madonna, age 80, served as Chief Executive Officer of the Company from 2001 through 2021, as President of the Company since 2001 and as a director of the Company since 1988.  In February 2021, he was named as Chairman Emeritus of the Company.  On August 8, 2022, following the resignation of the Company’s Chairman and Chief Executive Officer, Mr. Madonna was named the Executive Chairman of the Board and Interim Chief Executive Officer; however, Mr. Madonna stepped down from his position as Interim Chief Executive Officer on December 21, 2022.  Mr. Madonna also served as Chairman of the Bank from 1988 through February 2021 and Chief Executive Officer of the Bank from 2001 through February 2021. He served as Chairman of the Company from 1988 to 2016 and served as the Bank’s President from 2001 until May 2010. From 1999 through November 2012, Mr. Madonna served as Executive Chairman of First Bank of Delaware, a national bank, and served as its Chief Executive Officer from January 2002 until July 2008. Mr. Madonna was of counsel to Spector Gadon & Rosen, PC, a general practice law firm located in Philadelphia, Pennsylvania from January 1, 2002 until June 30, 2005 and prior to that, was a partner of Blank Rome LLP, a law firm located in Philadelphia, Pennsylvania, from 1977 until December 2001. Mr. Madonna’s background as an attorney and years of experience with the Bank provides him with the skills to serve on the board of both the Company and the Bank.  Mr. Madonna’s position within the Company and the Bank also provides him with intimate knowledge of our business, results of operations and financial condition.

Thomas X. Geisel, age 61, was appointed Chief Executive Officer and President of the Company, and as a member of the Board, effective December 21, 2022. Prior to joining the Company, Mr. Geisel was President of Corporate Banking at Webster Bank Corporation (NYSE: WBS), formerly known as Sterling Bancorp from 2014 to 2022. Before joining Webster Bank Corporation, from 2013 to 2014, Mr. Geisel was the Managing General Partner of Templar Ventures, a private equity growth fund.  From 2008 to 2013, Mr. Geisel was President, Chief Executive Officer and a director of Sun Bancorp, Inc. Prior to Sun Bancorp, Mr. Geisel was at KeyCorp (NYSE: KEY), serving in various roles, including the President of the Northeast Region, from 1999 to 2007.  Mr. Geisel received a B.S. from The University of Tennessee at Chattanooga. Mr. Geisel’s extensive experience in the banking industry and involvement in business organizations provides the Board valuable insight regarding the business and operation of the Company and the Bank.

Class II Directors

Andrew B. Cohen, age 51, has been a director of the Company and the Bank since June 2017. Mr. Cohen has served as the Chief Investment Officer and Co-Founder of Cohen Private Ventures since 2014, which invests long-term capital primarily in direct private investments and other opportunistic transactions, and manages family office activities, on behalf of Steven A. Cohen and his family. Mr. Cohen is the Vice Chairman, member of the board of directors, and a minority owner of the New York Mets Baseball Club. He is a member of the board of directors of several public and private companies including Laureate Education, Inc. Mr. Cohen serves on the National Advisory Board of the Johns Hopkins Berman Institute of Bioethics and is a trustee and member of the investment committee of The Gilman School. Mr. Cohen received his B.A. from the University of Pennsylvania and his M.B.A. from the Wharton School of the University of Pennsylvania. Mr. Cohen’s background and experience in evaluating companies when making investment decisions and assessing financial performance of those companies on a regular basis provides the Board with valuable knowledge and business acumen across multiple industries. In addition, his participation on various other boards demonstrates leadership experience and a strong background in corporate governance matters.

Lisa R. Jacobs, age 64, has been a director of the Company and the Bank since February 2017. Ms. Jacobs has been a partner at Stradley Ronon Stevens & Young, LLP, and prior to that was a partner at DLA Piper, LLP from 2011 through July 2021, each of which is a law firm specializing in business law. She represents businesses, institutional clients and individuals in domestic and international matters including complex corporate finance matters, institutional and private equity financings, asset securitizations, private placements, mergers and acquisitions, and governance issues. Ms. Jacobs is active in a number of national and regional professional organizations, as well as in national and local politics. She is a commissioner of the Uniform Law Commission (having been appointed by the Governor of Pennsylvania in 2012), which provides states with non-partisan, well-conceived and well-drafted legislation that brings clarity and stability to areas of state statutory law (currently serving on its Executive Committee and a number of other leadership positions), a member of the American Law Institute (serving since 2010), a research and advocacy group of judges, lawyers and legal scholars, the American College of Commercial Finance Lawyers (serving since 2020), a professional organization dedicated to promoting the field of commercial finance law, and Chair of the Pennsylvania Department of State Corporations Bureau Advisory Committee (having been initially appointed a member by the Secretary of the Commonwealth in 2015), which recommends to the Governor with respect to the budget of the Corporation Bureau and reports to the Pennsylvania General Assembly on recommended legislative changes to Pennsylvania corporate law. Ms. Jacobs is also active in several civic and charitable organizations including the Museum of the American Revolution, and serves on the board of directors of the Greater Philadelphia YMCA (Vice Chair). Ms. Jacobs’ wide-ranging experience as an attorney and in the development of business organizational law provides the Company with valuable experience in matters of corporate law and governance issues. In addition, her participation in numerous professional, civic and charitable organizations provides respected leadership skills and insightful management perspective. Ms. Jacobs received her B.S. from the Wharton School of the University of Pennsylvania and her J.D. from Villanova University School of Law.

Harris Wildstein, Esq., age 77, has been a director of the Company and the Bank since 1988. From 1999 through November 2012, Mr. Wildstein served as a director of First Bank of Delaware, a national bank. Mr. Wildstein was formerly the owner and officer of Lifeline Funding, LLC, a pre‑settlement funding organization. He has been the Vice President of R&S Imports, Ltd., an automobile dealership, since 1977, and president of HVW, Inc., an automobile dealership, since 1982. Mr. Wildstein’s background in owning and managing multiple businesses has made him sophisticated in the analysis of financial matters and offers the Board insight into understanding the many customers that the Bank serves today. Mr. Wildstein also provides the Board with valuable leadership and management perspectives and business acumen.

Cooperation Agreement

Peter B. Bartholow was appointed to the Board on October 3, 2022, pursuant to a Cooperation Agreement, by and among the Company, Driver Opportunity Partners I LP, Driver Management Company LLC and J. Abbott R. Cooper (collectively, “Driver Management”), dated as of September 28, 2022 (the “Cooperation Agreement”). Under the Cooperation Agreement, the Company agreed to, among other things, appoint Mr. Bartholow to the Board as a director with a term expiring at the Annual Meeting. Additionally, the Company agreed to nominate Mr. Bartholow for election at the Annual Meeting.

Pursuant to the Cooperation Agreement, Driver Management withdrew its notice of intent to nominate candidates for election to the Board at the Annual Meeting and agreed to cease all solicitations of proxies and other activities in connection with the Annual Meeting, subject to limited exceptions. Driver Management has also agreed to certain affirmative solicitation commitments during the term of the Cooperation Agreement and also agreed to certain customary standstill provisions and a voting commitment for the duration of the Cooperation Agreement. Further, pursuant to the Cooperation Agreement, the Company agreed to provide Driver Management up to $925,000 in the aggregate in exchange for its general release of claims with respect to the Company and its affiliates and to reimburse Driver Management for its expenses.

The foregoing description of the Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the Cooperation Agreement, a copy of which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 4, 2022.

Required Vote and the Board’s Recommendation

Directors will be elected by a plurality of the votes cast in connection with the election of directors. “Plurality” means that the two candidates who receive the largest number of “FOR” votes of the shares entitled to vote in the election of directors will be elected. Votes that are withheld, broker non-votes and shares that are not voted will have no effect on the outcome of the election of directors. There is no cumulative voting with respect to the election of directors.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR CANDIDATES NAMED ABOVE, EACH TO SERVE UNTIL THE 2025 ANNUAL MEETING OF SHAREHOLDERS AND UNTIL HIS RESPECTIVE SUCCESSOR IS ELECTED AND QUALIFIED.

BOARD OF DIRECTORS AND COMMITTEES

Director Independence and Leadership

The Company’s current board is comprised of seven individuals and is led by Chairman, Harry D. Madonna. The Board does not have a policy regarding the separation of the roles of chief executive officer and chairman of the board and has previously combined the roles of chief executive officer and chairman of the Board, as further described below.  However, following the appointment of Thomas X. Geisel as Chief Executive Officer of the Company, with Mr. Madonna remaining as Chairman, the Company intends to continue to separate the chairman and chief executive officer positions and believes that is in the best interests of the Company. Accordingly, the Board periodically reviews its leadership structure to ensure the interests of the Company and its shareholders are best served.

The Board has historically operated with the roles of chairman of the board and chief executive officer combined as it has promoted a unified leadership and direction for the Company, allowing for a single, clear focus for management to execute the Company’s strategy and business plan. Further, historically, the Company’s chief executive officer was best situated to serve as chairman of the board because of his familiar knowledge of the Company’s business and industry and was best positioned to effectively identify strategic priorities and lead the execution of corporate strategy. However, following the appointment of Mr. Geisel as Chief Executive Officer of the Company, with Mr. Madonna remaining as Chairman, the Company intends to continue to separate the chairman and chief executive officer positions and believes that is in the best interests of the Company. The Board continues to evaluate the effectiveness of its current structure and may change the structure in the future. Independent directors and management have different views and roles in the development of a strategic plan. The Company’s independent directors bring experience, oversight and expertise from outside the Company and often the industry, while the chief executive officer brings Company-specific and industry-specific experience and expertise. Because Mr. Geisel and Mr. Madonna are both not independent directors, the Board has designated Mr. Wildstein as its lead independent director.

The Board has determined that all of the Company’s directors except for Thomas X. Geisel and Harry D. Madonna, due to Mr. Geisel’s position as an executive officer of the Company and Mr. Madonna’s former position as an executive officer of the Company, are independent under NASDAQ’s corporate governance listing standards. In addition, the Board has determined that all members of the audit, nominating and compensation committees are independent (as defined under the applicable SEC rules and the listing standards of NASDAQ).

Each independent director has direct access to our chairman, chief executive officer and president, as well as to other members of the senior management team. The independent directors are also given the option at every board meeting to meet in executive session without management present.

For more information regarding types of transactions, relationships or arrangements considered by the board in reaching its determination that the directors are independent, please refer to “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.”

Meetings of the Board and Attendance

The Board met on ten occasions during 2021. All of the directors attended at least 75% of the meetings of the Board and of the committees of which they were members. The average attendance rate for all meetings of the Board and its committees was 97% during 2021. While the Company does not have a formal policy on director attendance at annual meetings of shareholders, all directors are encouraged to attend the meeting. In 2021, all of the directors were present at the annual meeting of shareholders.

Board Diversity

Nasdaq’s Board Diversity Rule is a disclosure standard designed to encourage a minimum board diversity objective for companies and provide stakeholders with consistent, comparable disclosures concerning a company’s current board composition. The table below indicates the composition of our current Board members as of December 27, 2022.

Board Diversity Matrix As of December 27, 2022
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	6	-	-
Part II: Demographic Background
African American or Black	-	1	-	-
Alaskan Native or American Indian	-	-	-	-
Asian	-	-	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	1	4	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-
Did Not Disclose Demographic Background	1

Board Committees

The Board conducts much of its business through committees, including a standing audit committee, nominating committee, and compensation committee. Each of these committees operate under a charter which can be found on the Company’s website at www.myrepublicbank.com under the “Investor Relations” section.

Audit Committee

The Board maintains a standing audit committee, currently consisting of Messrs. Duster (chair), Bartholow, Cohen and Wildstein. All members of the audit committee are independent as defined under the applicable SEC rules and the listing standards of NASDAQ, including the independence criteria applicable to audit committee members. The Board has determined that each of Messrs. Bartholow and Duster qualify as audit committee financial experts, as defined in SEC rules and regulations.

The audit committee (whose membership was different in 2021 than its current composition) held nine meetings during 2021, and it operates under a written charter approved by the Board. The responsibilities of the audit committee are to, among others:

●

assist the Board with the oversight of the integrity of the Company’s financial statements and internal controls, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence and the performance of the Company’s internal audit function and the independent registered public accounting firm;

●

establish procedures for receipt, retention, and handling complaints regarding accounting, internal accounting controls, and auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters;

●

retain, evaluate, and where appropriate, replace the independent auditor, set the independent auditor’s compensation, oversee the work of the independent auditor and pre-approve all audit services to be provided by the independent auditor;

●

review with the independent auditor and members of management conducting the internal audit, the adequacy and effectiveness of the systems of internal controls, accounting practices, and disclosure controls and procedures of the Company and current accounting trends and developments, and take such action with respect thereto as may be deemed appropriate;

●	make a recommendation to the Board as to whether the audited financial statements should be included in the Company’s Annual Report on Form 10‑K;

●	prepare the report required to be prepared by the audit committee pursuant to the rules of the SEC for inclusion in the Company’s annual proxy statement; and

●	review in advance the public release of all financial information.

Audit Committee Report

The audit committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. Management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee has reviewed and discussed the audited consolidated financial statements of the Company at and for the year ended December 31, 2021, with management and the Company’s independent auditor. As required by the standards of the Public Company Accounting Oversight Board (“PCAOB”), the audit committee discussed with Crowe, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The audit committee has received the written disclosures and the letter from Crowe required by applicable requirements of the PCAOB regarding its communications with the audit committee concerning Crowe’s independence and has discussed with Crowe its independence.

Based upon the audit committee’s review and discussions with management and the independent registered public accounting firm referred to above, the audit committee recommended to the board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2021, for filing with the SEC.

Benjamin C. Duster, IV, Chair	Andrew B. Cohen
Peter B. Bartholow	Harris Wildstein

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate future filings, including this proxy statement, in whole or in part, the preceding Audit Committee Report shall not be incorporated by reference into any such filings nor shall it be deemed to be soliciting material or deemed to be filed with the SEC under the Securities Act of 1933, as amended, or the Exchange Act.

Compensation Committee

The Board maintains a compensation committee, currently consisting of Messrs. Cohen (chair) and Wildstein and Ms. Jacobs. The compensation committee operates under a written charter approved by the Board. The charter provides, among other things, that the compensation committee be comprised of at least three members.

All members of the compensation committee have been determined by the Board to be independent under NASDAQ listing standards, “non‑employee directors,” as defined in SEC Rule 16b‑3. The compensation committee (whose membership was different in 2021 than its current composition) held ten meetings in 2021. The compensation committee’s responsibilities include, among others, the following:

●	review and approve the Company’s overall compensation philosophy and oversee the administration of related compensation and benefit programs, policies and practices;

●

set the compensation of the chief executive officer and other executive officers of the Company. Regarding compensation for officers other than the chief executive officer, the committee consults with the chief executive officer and the other officers of the Company as appropriate;

●

evaluate the performance of the chief executive officer and review and approve the chief executive officer’s evaluation of performance of the other executive officers in light of approved performance goals and objectives;

●

review and recommend for approval to the Board cash-based incentive compensation plans, equity-based compensation plans, defined benefit and contribution plans and other welfare benefit plans or amendments or modifications to such plans;

●	grant stock options and other awards under equity-based plans;

●

review and discuss with management the Compensation Discussion and Analysis (the “CD&A”) to be included in the Company’s annual proxy statement, if required, and determine whether to recommend to the Board that the CD&A be included in this proxy statement, if applicable;

●	provide the compensation committee report for inclusion in this proxy statement, if required, that complies with the rules and regulations of the SEC; and

●	retain an independent, external consulting firm to advise the compensation committee, as it deems appropriate, including the authority to approve the consultant’s fees and other retention terms.

Compensation Processes and Procedures

The compensation committee meets at such times as it determines to be necessary or appropriate, but not less than once a year. The compensation committee has the authority to establish the compensation of the chief executive officer and other executive officers of the Company and the Bank and may not delegate such authority, except to a sub‑committee. The chief executive officer has the responsibility for proposing the amount and form of compensation of the other executive officers of the Company and the Bank and the compensation committee consults with the chief executive officer on such matters.

The compensation committee is also responsible for periodically reviewing the amount and form of director compensation paid to non‑employee directors. The compensation committee recommends proposed changes in director compensation to the Board as appropriate, from time to time, and any changes in director compensation are approved by the Board.

Nominating Committee

The Board maintains a nominating committee, currently consisting of Ms. Jacobs (chair), and Messrs. Duster and Wildstein. All members of the nominating committee have been determined by the Board to be independent under NASDAQ listing standards. The nominating committee operates under a written charter approved by the Board. This committee (whose membership was different in 2021 than its current composition) held one meeting in 2021.

In addition to the responsibilities described below, with regard to overseeing the selection and recommendation of board candidates, the nominating committee’s responsibilities include, among other things, the following:

●

make recommendations to the Board from time to time as to changes that the Committee believes to be desirable in the size of the Board or any committee thereof and the establishment of any new committees of the Board that the Committee believes to be necessary or desirable;

●

conduct annually an evaluation of the performance of the Board as a whole and the directors in such manner as the committee deems appropriate and, through its chairperson, communicate this evaluation to the full Board; and

●	maintain an orientation program for new directors and an education program for continuing directors.

The nominating committee also oversees the composition and operation of the Board, including identifying individuals qualified to become Board members, recommending to the Board director candidates for the annual meetings of shareholders, and filling vacancies occurring between annual shareholder meetings. It identifies director candidates by considering the recommendations of the Company’s directors, executive officers and shareholders, as well as those of experts and consultants of the Company. The nominating committee evaluates candidates it has identified or who have been recommended to it based on the selection criteria provided in the nominating committee charter and other criteria deemed relevant by the nominating committee, including each candidate’s background and experience, the candidate’s ability to understand the business, financial affairs and complexities of the Company and the Company’s business, the candidate’s willingness and ability to spend the necessary time required to function effectively as a director, the candidate’s open-minded approach to matters and the resolve to independently analyze matters presented for consideration, as well as the candidate’s ability to act in the best interest of the Company’s shareholders, and the candidate’s reputation for honesty and integrity.

While the nominating committee does not have a formal policy regarding director diversity, it believes that the directors should encompass a range of experience, viewpoints, qualifications, attributes and skills in order to provide sound and prudent guidance to the Company’s management. The nominating committee considers diversity in connection with its review of each potential director candidate and is satisfied that the current composition of the Board reflects its commitment to diversity. The nominating committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective candidates.

The nominating committee evaluates director candidates recommended by shareholders in the same manner that it evaluates other director candidates. The procedures for shareholders to recommend director candidates are described under the heading “Shareholder Proposals and Nominations for the 2023 Annual Meeting.”

CORPORATE GOVERNANCE

Introduction

The Board periodically reviews its corporate governance policies and procedures to ensure that they meet the highest standards of ethical conduct, report results with accuracy and transparency and fully comply with the laws, rules and regulations that govern our operations. The Board adheres to corporate governance practices that the Board believes promotes these objectives, are sound and represent best practices. All of our directors also serve as directors of the Bank and serve on the same applicable committees (“Board Committees”).

Code of Business Ethics

The Company has adopted a Code of Business Ethics for all Directors, Executive Officers and employees including the Chief Executive Officer, Chief Financial Officer, Controller and any other persons performing similar functions. It is the responsibility of every Director, Executive Officer and employee to maintain a commitment to high standards of ethical conduct and to avoid any potential conflicts of interest. The text of the Company’s Code of Business Ethics is available on the Company’s website at www.myrepublicbank.com.

Any waivers of the Code of Business Ethics for Directors or Executive Officers must be approved in advance by the Board or the audit committee and if granted, disclosed promptly to the SEC through the filing of a Form 8-K as required by applicable laws and regulations.

Board Governance

The Board regularly reviews and assesses its composition, class and leadership structure through its governance and self-evaluation process. Additionally, the Board is focused on board diversity to ensure that our directors possess the right mix of skills, background and experiences to provide effective oversight of and alignment with our strategic vision, business and operations. Further, the Board and the nominating committee engage in succession planning to ensure appropriate board refreshment and regularly review corporate governance “best practices” and are committed to maintaining a governance structure that they believe is in the best interests of the Company, its shareholders and other constituencies.

Chief Executive Officer and Management Succession Planning

The compensation committee plays a pivotal role in managing and developing the Company’s and the Bank’s named executive officers. At least annually, the Compensation Committee formally assesses the Chief Executive Officer’s performance, and with the Chief Executive Officer, formally assesses performance of all other executive officers, and evaluates potential executive candidates. The Board also oversees development of executive succession plans, and reviews and approves the Company’s management succession plan at least annually.

Hedging and Pledging Policies

The Company believes that ownership of its securities can effectively align the interests of directors, officers and employees with the long-term interests of shareholders. Certain transactions in the Company’s securities, however, may be considered short-term or speculative in nature, or create the appearance that incentives are not properly aligned with the long-term interests of shareholders. As a result, the Company’s policy pertaining to Material Nonpublic Information and Personal Investing prohibits directors, officers, and employees from purchasing financial investments (including equity swaps, collars and similar derivative securities) or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any potential decrease in the market value of the Company’s securities.

Risk Management and Oversight

Risk management is the foundation of banking and is an integral to the daily operations of the Company. The Board, along with the Board committees, oversee the Company’s risk management, to ensure that (1) our risk management practices are consistent with our corporate strategy and are functioning appropriately, and (2) management effectively understands and manages risk to maximize value to its shareholders. While a degree of risk is inherent in any business activity, the Board strives to ensure that risk management is incorporated into the Company’s culture and to foster risk-aware and risk-adjusted decision-making throughout the organization. We believe our risk management processes are set up to bring to the Board’s attention our material risks and permit the Board to understand and evaluate how those risks interrelate and how management addresses them.

The Board oversees the Company’s risk management through the compliance and risk management committee, which currently consists of a combination of executive officers and independent directors. The committee currently chaired by Lisa Jacobs The Chief Risk Officer and Chief Credit Officer also regularly present at the compliance and risk management committee meetings. The compliance and risk management committee held six meetings during 2021. In addition to this committee, there is also an internal compliance and risk management committee, which also held six meetings during 2021, which is chaired by the Chief Risk Officer and consists of members of senior management representing various lines of business and areas of support tasked with identifying and addressing the risks of the Company. Minutes from these meetings are reported to the compliance and risk management committee, and minutes from the compliance and risk management committee are reported to the Bank’s board of directors. The Chief Risk Officer reports directly to the compliance and risk management committee and administratively to President and Chief Operating Officer.

The Board has adopted an Enterprise-wide Risk Management Program (“ERM Program”) that focuses on identifying, measuring, monitoring and reporting on material risks affecting the Company and promotes a culture of compliance with applicable laws and regulations. The Bank’s board of directors reviews a comprehensive Enterprise-wide Risk Assessment report, prepared by the Chief Risk Officer, which includes metrics and trends on major risk areas, including credit, compliance (including Bank Secrecy Act, Anti-Money Laundering, and Office of Foreign Assets Control regulations), operational (including information security and cyber security), interest rate, liquidity, market, reputation, and strategic. The Board is committed and focused on continuing to enhance its ERM Program by utilizing third-party software to develop a more data-driven program that aligns with the Company’s strategic goals, creates a culture of increased risk awareness, gives management greater access to information for strategic, enterprise-wide decision making, and allows the board and executive management to understand and measure its environmental, social and governance (“ESG”) risks.

Given the heightened level of risk associated with cybersecurity and information security, the Company maintains an ongoing and consistent mechanism for scanning and patching systems for security vulnerabilities, using an industry leading scanning provider. Patching is managed via daily updates from vendors or “as-they-happen” notifications of vulnerability patches. This threat and vulnerability management program is one part of a larger framework of monitoring and alerting systems and a larger cybersecurity framework using the NIST (National Institute for Standards and Technology) Cybersecurity Framework. The Bank’s Chief Information Security Officer also maintains membership in information sharing institutions such as FS-ISAC, CISA and the FBI/DHS. The Company’s Cybersecurity Program is integrated with information technology processes and has a governance model with segregation of duties reporting to the risk management function. In addition, as part of our defense-in-depth framework, inclusive of our incident response plan and recovery plan, the Company maintains a Cybersecurity Insurance Policy that is ongoing and reviewed annually. The Cybersecurity Insurance Policy includes provisions for dependent business and system failure expenses which includes “any actual or alleged cyber security breach or privacy and security wrongful act resulting in the unauthorized acquisition of cardholder data as defined under PCI-DSS”. The Company has not had any security events that have risen to the level of a cybersecurity incident or breach of its systems or data.

The Chief Information Security Officer provides information security updates to the Bank’s board of directors, the compliance and risk management committee and IT committee at least quarterly. Information security training is provided to all Directors, Executive Officers and employees annually. The Company has also adopted a comprehensive Information Data and Cybersecurity Program, which includes a detailed Incident Response Plan to provide a structured and systemic incident response process for information security incidents that affect any of the information technology systems, network, or data of the Company. This Program is implemented and maintained by the Chief Information Security Officer and is subject to annual review by the compliance and risk management committee, approval by the Bank’s board of directors, and is subject to annual audits by both the internal and external auditors. The Incident Response Plan is also tested each year utilizing different information security and cybersecurity scenarios.

See “BOARD OF DIRECTORS AND COMMITTEES” for more information on responsibilities of each of the Board committees. Below is a chart depicting how each Board Committee assists the board in its risk oversight responsibilities:

Committee	Risk Oversight Responsibilities
Audit Committee	Responsible for assessing and overseeing areas of financial reporting, internal controls and compliance with accounting regulatory requirements.
Compensation Committee	Responsible for risks related to compensation policies and incentive programs.
Nominating Committee	Responsible for risks associated with board organization and membership, succession planning, and corporate governance.
Asset/Liability Committee	Responsible for risks associated with our exposure to fluctuations in interest rates and liquidity needs.
Compliance and Risk Management Committee

Responsible for overseeing the risk management infrastructure and addressing risk and strategy simultaneously, including consideration of risk appetite. In addition, responsible for monitoring risks, overseeing risk exposures and advising the board on risk strategy. Lastly, responsible for managing compliance with applicable laws and regulations.

IT Steering Committee

Responsible for overseeing information technology, information security, and cyber security risks faced by the Company and the Bank, and to ensure the IT infrastructure is sufficient to appropriately address these risks.

Notwithstanding that each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

Executive Sessions of Independent Directors

The independent members of our Board have traditionally held scheduled executive sessions on a regular basis and have continued this practice in 2022. In 2021, executive sessions were held either before, or at the conclusion of meetings of the Board as deemed necessary.

Communication with Directors

Any shareholder may communicate with our Board, or any individual member or members of the Board, by directing communication to Lisa R. Jacobs, Corporate Secretary, Republic First Bancorp, Inc., Two Liberty Place, 50 South 16th Street, Suite 2400, Philadelphia, PA 19102, together with a request to forward the communication to the intended recipient or recipients. In general, all shareholder communications delivered to the Corporate Secretary for forwarding to the Board or specified Board members will be forwarded in accordance with the shareholder’s instructions. The Corporate Secretary, however, may not forward any abusive, threatening or otherwise inappropriate materials.

Shareholder Engagement

The Company values shareholder opinion and the compensation committee strives to align executive compensation with the long-term interests of the Company and its shareholders. Throughout the year, executive management communicates with the shareholders through a variety of routine forums, including earnings presentations, SEC filings, the annual report and proxy statement, the annual shareholder meeting, and investor meetings and calls. They relay shareholder feedback and trends concerning corporate governance practices to our Board and Board committees, and where appropriate, work with them to enhance our practices and improve our disclosures.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 29, 2022, information with respect to the holdings of Company voting securities of all persons which the Company, pursuant to filings with the SEC and the Company’s stock transfer records, has reason to believe may be beneficial owners of more than five percent (5%) of the outstanding Common Stock, each current director or director nominee, each executive officer, and all of the Company’s directors, director candidates, and executive officers as a group.

Name of Beneficial Owner or Identity of Group (1)	Number of Shares Beneficially Owned (2)		Percentage of Ownership (2)

Current Directors and Director Candidates
Peter B. Bartholow	6,000		*
Andrew B. Cohen	95,500	(3)	*
Benjamin C. Duster	-		-
Thomas X. Geisel	-	(4)	-
Lisa R. Jacobs	100,433	(5)	*
Harry D. Madonna	669,000	(6)	1.0%
Harris Wildstein	853,931	(7)	1.4%

Named Executive Officers Who are not Company Directors or 5% Beneficial Shareholders
Frank A. Cavallaro	190,065	(8)	*
Andrew J. Logue	241,395	(9)	*

All directors and executive officers as a group (12 persons)	2,500,461		3.8%

5% Beneficial Shareholders
Blackrock, Inc.	8,215,741	(10)	12.9%
Vernon W. Hill, II	6,422,864	(11)	10.1%
George E. Norcross III	6,311,618	(12)	9.9%

* Represents beneficial ownership of less than 1%.

(1)

Unless otherwise indicated, the address of each beneficial owner is c/o Republic First Bancorp, Inc., Two Liberty Place, 50 South 16th Street, Suite 2400, Philadelphia, PA 19102. The group of directors and executive officers was determined as of October 25, 2022.

(2)

The securities “beneficially owned” by an individual are determined in accordance with the definition of “beneficial ownership” set forth in Rule 13d-3 under the Exchange Act of 1934. Any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of, common stock; and/or, (ii) investment power, which includes the power to dispose, or to direct the disposition, of common stock, is determined to be a beneficial owner of the common stock. All shares are subject to the named person’s sole voting and investment power unless otherwise indicated. Shares beneficially owned include (i) shares issuable upon exercise of options that are currently exercisable or which will be exercisable within 60 days of November 29, 2022; (ii) shares issuable upon conversion of convertible securities that are currently convertible or which will be convertible within 60 days of October 25, 2022. Percentage calculations presume that the identified individual or group exercise or convert all of his, her or their respective options and convertible securities, and that no other holders of options exercise their options or convert their convertible securities. As of November 29, 2022, there were 63,788,564 shares of the Common Stock outstanding.

(3)	Includes 75,000 shares of Common Stock issuable subject to currently exercisable options.
(4)	Thomas X. Geisel was appointed to the Board on December 21, 2022.
(5)	Includes 75,000 shares of Common Stock issuable subject to currently exercisable options and 1,000 shares of preferred stock that are currently convertible into 8,333 shares of Common Stock.
(6)	Includes 624,000 shares of Common Stock issuable subject to currently exercisable options.

(7)	Includes 135,000 shares of Common Stock issuable subject to currently exercisable options and 19,083 shares in trust for his daughter.
(8)	Includes 153,000 shares of Common Stock issuable subject to options which are currently exercisable.
(9)	Includes 203,500 shares of Common Stock issuable subject to currently exercisable options.
(10)

Information is derived from a Schedule 13G Amendment No. 4 filed with the SEC on January 27, 2022 by BlackRock, Inc. The report states that BlackRock, Inc. had sole voting power over 7,371,806 common shares and sole dispositive power over 8,215,741 common shares as of December 31, 2021. The principal business office address is 55 East 52nd Street, New York, NY 10055.

(11)

Mr. Hill’s total includes 425,000 shares of Common Stock issuable subject to options which are currently exercisable. Also includes 2,295,666 shares held in multiple trusts of which Mr. Hill serves as a trustee and 500,000 shares held an IRA account controlled by his wife. Mr. Hill owns 50,000 shares of convertible preferred stock issued by the Company which are convertible into 416,667 shares of Common Stock. A restriction on conversion included in the preferred stock instrument prohibits conversion to the extent that such conversion would cause the holder to own or control 10% or more of the Common Stock outstanding. Accordingly, the calculation of the number of shares beneficially owned in the table does not include 23,000 shares of preferred stock which are currently convertible into 191,667 shares of Common Stock. The address of Mr. Hill is 14000 Horizon Way, Suite 100, Mt. Laurel, NJ 08054.

(12)

Information is derived from a Form 13D/A Amendment No. 25 filed with the SEC on November 11, 2022 by George E. Norcross, III, Avery Conner Capital Trust, Philip A. Norcross, Susan D. Hudson, Geoffrey B. Hudson, Rose M. Guida, and Gregory B. Braca as a group. The principal business office address is 350 Royal Palm Way, Suite 500, Palm Beach, FL 33480.

EXECUTIVE OFFICERS AND COMPENSATION

Executive Officers

The following sets forth certain information regarding the current executive officers of the Company and the Bank. There are no family relationships among any of our directors or executive officers.

Thomas X. Geisel, age 61, was appointed Chief Executive Officer and President of the Company and the Bank, effective as of December 21, 2022. Mr. Geisel is both a director and executive officer of the Company and the Bank. Further information pertaining to Mr. Geisel’s background can be found in the section above entitled “Directors.”

Michael W. Harrington, age 59, was appointed Chief Financial Officer of the Company, effective December 21, 2022. Prior to joining the Company, Mr. Harrington was a Banker-in-Residence at JAM FINTOP, a venture capital firm, from May 2022 to December 2022.  He served as Executive Vice President and Chief Financial Officer of The Bryn Mawr Trust Company, a wealth management company, from October 2015 to April 2022. He also served in Chief Financial Officer roles at Susquehanna Bancshares, a commercial banking company, from 2012 to 2015, and First Niagara Financial Group, from 2006 to 2011. Mr. Harrington received an M.B.A. in Finance from Saint Joseph's University and a B.S. from Bloomsburg University of Pennsylvania in Finance.

Jonathan Hill, age 43, has served as Senior Vice President and Corporate Controller of the Company since December 2021.  He also served as the Interim Chief Financial Officer of the Company and the Bank from October 28, 2022 to December 21, 2022.  Mr. Hill is a seasoned financial professional with more than 20 years of experience. He also possesses a depth of knowledge in accounting, finance and operations. Before joining the Company, Mr. Hill was the Senior Finance Manager and Vice President of M&T Bank Corporation, a commercial banking company, from August 2017 to December 2021. Additionally, Mr. Hill served as Vice President of Relationship Management Services for Glenmede Trust Company, a financial services company (“Glenmede”), from February 2014 to August 2017. Prior to that role, Mr. Hill served as Finance Manager and Officer of Glenmede from October 2006 to February 2014. He was also a Senior Accountant at Glenmede from December 2004 to October 2006 and an Accounting Associate from September 2002 to December 2004. Mr. Hill started his career as a Staff Accountant with SKF USA Inc., a machine industry company, from July 2001 to September 2002. He is a Certified Trust and Financial Advisor and earned his B.S. in Accounting from Salisbury University and his M.B.A. from Drexel University.

Andrew J. Logue, age 64, has served as president and chief operating officer of the Bank since May 2010. Mr. Logue had previously served as executive vice president and chief operating officer of the Bank since August 2008. Prior to joining the Bank, Mr. Logue, served as senior vice president/enterprise risk management for Commerce Bank, N.A. and its successor TD Bank, N.A., a national banking association, from March 1991 to August 2008. Mr. Logue served in various functions during his tenure at Commerce Bank, N.A.

Jay M. Neilon, age 68, has served as an executive vice president and chief credit officer of the Bank since February 2012. Mr. Neilon had previously served as a senior vice president and chief credit officer of the Bank since December 2008. Prior to joining the Bank, Mr. Neilon, served as senior credit officer for Commerce Bank, N.A. and its successor TD Bank, N.A., a national banking association, from July 1992 to December 2008. Prior to Commerce Bank, N.A., Mr. Neilon held various credit and lending positions with Fidelity Bank, Philadelphia, Pennsylvania, a commercial bank, from September 1976 to July 1992.

Tracie A. Young, age 52, has served as an executive vice president and chief risk officer of the Bank since February 2015. Ms. Young had previously served as a senior vice president and chief risk officer of the Bank since April 2010. Ms. Young has more than 30 years of experience in the areas of risk management and compliance for financial institutions. Prior to joining the Bank, Ms. Young served in various internal audit, compliance and risk management roles for Harleysville National Bank and Trust Company, a Pennsylvania-based regional bank, from 1992 to 2010 including the Director of Risk Management and Director of Internal Audit positions.

Executive Compensation

The following table shows the annual compensation of the two executive officers who served as our Chief Executive Officer during the fiscal year ended December 31, 2021, and the two most highly compensated executive officers of the Company for the fiscal year ended December 31, 2021. Collectively, these officers are referred to as our “named executive officers.”

2021 Summary Compensation Table

The following table shows the annual compensation of the Company’s named executive officers for the fiscal years ended December 31, 2021 and 2020.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1) ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Vernon W. Hill, II Chairman and Chief Executive Officer (2)	2021	403,846	-	110,220	-	8,405	522,471
Harry D. Madonna President and Chairman Emeritus (3)	2021 2020	455,577 330,961	- -	110,220 -	- 92,000	55,330 150,237	621,127 573,198
Frank A. Cavallaro Chief Financial Officer (4)	2021 2020	354,231 342,692	75,000 10,000	83,500 -	- 36,800	31,805 30,555	544,535 420,047
Andrew J. Logue Chief Operating Officer (5)	2021 2020	483,000 448,077	75,000 10,000	83,500 -	- 46,000	40,973 38,440	682,473 542,517

(1)

Reflects the grant date fair value of restricted stock units (“RSUs”) that were granted in February 2021 pursuant to the terms of the 2014 Equity Incentive Plan, based on the closing price of the Common Stock on the grant date. The RSUs granted to Mr. Hill and Mr. Madonna vested in February 2022, the one-year anniversary date of the grant. The RSUs granted to Mr. Logue vest ratably in four equal installments each year on the anniversary date of the grant.

(2)

Mr. Hill was named to the role of Chief Executive Officer and became an employee of the Company in February 2021. Mr. Hill resigned from his role as Chief Executive Officer and as a member of the Board effective in August 2022. In 2021, all other compensation for Mr. Hill includes $8,405 of automobile and transportation allowance.

(3)

Mr. Madonna served as the Company’s Chief Executive Officer through February 2021 at which time he transitioned to the role of President and Chairman Emeritus of the Company. In 2021, all other compensation for Mr. Madonna includes $32,481 of automobile and transportation allowance, $5,640 for a club membership, $5,809 for Company paid supplemental long-term disability policy premiums, and $11,400 in matching contributions made to Mr. Madonna’s 401(k) plan account.

(4)

In 2021, all other compensation for Mr. Cavallaro includes $20,405 of automobile and transportation allowance and $11,400 in matching contributions made to Mr. Cavallaro’s 401(k) plan account. On October 24, 2022, Mr. Cavallaro resigned from his role as Chief Financial Officer of the Company.

(5)

In 2021, all other compensation for Mr. Logue includes $22,805 of automobile and transportation allowance, $6,768 for a club membership, and $11,400 in matching contributions made to Mr. Logue’s 401(k) plan account.

Description of Employment Agreements

Employment Agreement with Mr. Madonna. The Company, the Bank and Mr. Madonna entered into an amended and restated employment agreement dated as of March 1, 2021 (the “2021 agreement” or the “agreement”), which superseded in its entirety the employment agreement dated May 10, 2013, as previously amended (the “prior employment agreement”) in connection with the transition of Mr. Madonna from president and chief executive officer to president and chairman emeritus of the Company.

The 2021 agreement provides for an initial two-year term from the effective date, which automatically extends on each annual anniversary of the effective date to continue through the end of the then-current term, plus an additional one-year period, unless either party provides written notice that such party desires to terminate the agreement prior to the anniversary date of the effective date and each anniversary date thereafter. The Company and the Bank may also terminate Mr. Madonna’s employment at any time for specified events of “good reason” (as defined in the agreement). Mr. Madonna may terminate the 2021 agreement with six months prior notice. Mr. Madonna may also terminate the agreement for specified events of “good cause” (as defined in the agreement). In February 2022, following the approval of a majority of the members of the compensation committee, the Company and the Bank provided written notice to Mr. Madonna of their intention to not renew his employment agreement. As a result of this notice, the agreement was scheduled to terminate in accordance with its terms in February 2023. In August 2022, the Board appointed Mr. Madonna as executive chairman and interim chief executive officer of the Company and the Bank following the resignation of the then-existing chairman and chief executive officer. In connection with such appointments, the non-renewal notice was rescinded, and the 2021 agreement will continue under its existing terms, except as noted below with respect to Mr. Madonna’s base salary. On December 21, 2022, Mr. Madonna voluntarily resigned from his position as interim chief executive officer, but will remain as chairman.

The 2021 agreement provides Mr. Madonna with an annual base salary of $415,000 per year, which may be increased, but not decreased, at the sole discretion of the compensation committee of the Company after taking into account criteria determined in advance by the compensation committee. In August 2022 in connection with his appointment as interim chief executive officer, Mr. Madonna’s annual base salary was increased to $500,000. In addition, under the 2021 agreement, Mr. Madonna is eligible to receive bonuses based on a percent of annual base salary in the sole discretion of the compensation committee upon achievement of established criteria.

The 2021 agreement also provides that so long as Mr. Madonna remains employed under the terms of the agreement, the Company will make annual grants of options to Mr. Madonna to purchase not less than 100,000 shares of Common Stock (or an equivalent value in restricted stock or stock units) . Option grants will be based on meeting or exceeding criteria established from year to year by the committee charged with the responsibility for making grants under the Company’s stock incentive plan. Such options, restricted stock or stock units will vest one year after the date of grant or earlier upon the occurrence of either a Change in Control (as defined in the agreement) or a Termination Event (as defined in the agreement) and will be granted at a per share exercise price equal to fair market value of the stock on the date of grant.

Mr. Madonna is also entitled to certain other customary perquisites, including use of an automobile and reimbursement of related operating expenses, health and disability insurance available to all employees, and reimbursement for travel and entertainment expenses, and club dues. Under the agreement, the Company and the Bank also agree to reimburse Mr. Madonna for the cost of term life insurance policies providing a death benefit up to the amount of $4.0 million. The cost to the Company of such life insurance policies from and after March 1, 2021, will reduce, on a dollar-for-dollar basis, the severance payment payable to Mr. Madonna described below.

If Mr. Madonna’s employment is terminated for any reason (other than death, resignation by Mr. Madonna without good cause (as defined in the agreement) or termination by the Bank or the Company for good reason (as defined in the agreement)), including a merger or sale of the Company or the Bank or transfer of a majority of the stock of the Company or the Bank (any one of which shall be considered a “Change in Control”) or failure by the Company and the Bank to continue his employment at the termination of the agreement or any subsequent employment agreement, or if Mr. Madonna is not elected a member of the boards of directors of the Company or the Bank or upon agreement that Mr. Madonna is to transition from service as president and chairman emeritus to service as a non-employee director of the Company and the Bank (each a “Termination Event”), Mr. Madonna would be entitled to receive a severance payment in the amount of $1.59 million (subject to reduction for the amount paid to Mr. Madonna to reimburse him for the cost of life insurance noted above), and five years of continued health benefits. Mr. Madonna would not be entitled to any severance or other payments if his employment terminates for cause, resignation by him without good cause, or as a result of his death. Subject to compliance with Section 409A of the Internal Revenue Code, all severance payments are to be made in a lump sum within 30 days after the applicable termination event. Mr. Madonna’s employment agreement does not provide for severance upon a voluntary resignation (and, as a consequence, he is not entitled to severance in connection with his transition from interim chief executive officer to a non-employee member (and Chairman) of the Board). In consideration for his continuing service as a director, he will be entitled to receive the compensation paid to the Chairman of the Board.

In addition, in the event of a merger or sale or transfer of a majority of the stock of the Company or the Bank while Mr. Madonna remains employed by the Company and the Bank or remains serving as a director (or within one year after Mr. Madonna ceases to provide any services to either the Company or the Bank in any capacity), he will be entitled, in addition to any other compensation payable to him under the agreement, to a transaction bonus in an amount determined by the compensation committees of the Company and the Bank, which amount cannot be less than $1.0 million. The transaction bonus is payable as soon as practicable following consummation of the transaction giving rise to payment of such bonus. The Company did not first implement the transaction bonus in connection with Mr. Madonna’s appointment as interim chief executive officer of the Company; instead, that transaction bonus was included within the 2021 agreement, which was continued under its existing terms (subject to the change in Mr. Madonna’s title) when Mr. Madonna was appointed as interim chief executive officer.

The agreement provides for non-disclosure by Mr. Madonna of any confidential information relating to the business of the Company or the Bank during or after the period of his employment, except in the course of employment related duties assigned to him by the Company and the Bank.

If the amounts and benefits payable under the agreement are such that Mr. Madonna becomes subject to the excise tax provisions of Section 4999 of the Internal Revenue Code, Mr. Madonna will be entitled to receive a tax gross-up payment to reimburse him for the amount of such excise taxes. He will also receive a tax gross-up payment for all other taxes, if any, imposed by him with respect to income recognized attributable to disability insurance coverage, the provision of the use of an automobile, employer-provided life insurance, and the reimbursement of club dues.

Employment Agreement with Mr. Logue. The Bank maintains an employment agreement with Andrew J. Logue, President and Chief Operating Officer of the Bank. The employment agreement is for a one-year term, which automatically renews annual absent notice of non-renewal by either party at least six months prior to an annual renewal date.

Under the employment agreement, Mr. Logue is entitled to receive a specified annual base salary and is eligible to participate in other compensation plans or programs maintained by the Company or the Bank for senior executive officers, including stock compensation, health and disability coverage, retirement, and similar plans. Mr. Logue is also able to earn an annual bonus based on criteria established by the compensation committee of the Board. Mr. Logue is also entitled to reimbursement for travel and entertainment expenses.

In the event of termination of Mr. Logue’s employment, including his resignation for specified events of good reason (as defined in the agreement), a failure to continue his employment at termination of the employment agreement (other than by reason of cause, death, or disability) or in the event that Mr. Logue’s employment is terminated upon, or in contemplation of, a change in control, Mr. Logue would be entitled to receive a lump-sum payment equal to the sum of (i) two times the officer’s base salary in effect immediately prior to termination, plus (ii) two times the average annual bonus paid to Mr. Logue for the immediately preceding three years, plus (iii) twenty-four months of health care coverage based on the amount paid by the Bank for such coverage in the month immediately preceding Mr. Logue’s termination of employment (the “Severance Payment”). If his employment is terminated as a result of, or in contemplation of, a change in control of the Company, he would be entitled to receive the Severance Payment unless he accepts a position after the change of control in the surviving company. No severance is payable in the event of termination of his employment for specified events of cause, or as a result of his death, disability or resignation without good reason.

The employment agreement includes customary provisions relating to non-competition and non-solicitation of customers and employees for a period of twelve months following termination of employment except that the non-competition and non-solicitation restrictions do not apply following a termination due to a change in control. The employment agreement replaces and supersede any prior employment or change in control agreements to which Mr. Logue was a party.

Services and Employment Agreements with Former Chairman and Chief Executive Officer

In March 2017, the Company entered into an agreement with Vernon W. Hill, II regarding his provision of services to the Company as Chairman of the Board (the “services agreement”). The initial term of the agreement was a five-year period commencing in March 2017. In addition to his position as Chairman of the Board, Mr. Hill became Chief Executive Officer of the Company and the Bank and Chairman of the Board of the Bank in February 2021. Accordingly, the Company and Mr. Hill entered into a new employment agreement (the “employment agreement”), which replaced the existing services agreement, effective as of March 2021, to reflect the changes in Mr. Hill’s duties and positions.

Under the services agreement, Mr. Hill served as Chairman of the Board. For services under the agreement, Mr. Hill was entitled to receive base compensation of not less than $360,000 per year, and to participate in any bonus programs, incentive compensation plans, stock option plans or similar benefit or compensation plans at any time in effect that are made generally available to directors and executive officers of the Company.

Under the employment agreement, Mr. Hill was entitled to receive base compensation of not less than $490,000 per year, and to participate in any bonus programs, incentive compensation plans, stock option plans or similar benefit or compensation plans at any time in effect that are made generally available to directors and executive officers of the Company. The employment agreement was for a two-year term and extended on each annual anniversary date to provide for a two-year term unless either party provided written notice that such party desires to terminate the agreement prior to an annual anniversary date. The Company could terminate Mr. Hill’s services under the agreement at any time with or without “cause” (as defined in the agreement). In the event of a termination by the Company for cause, Mr. Hill would be entitled to any prorated portion of his compensation through the termination date and the Company would have no further obligations under the agreement. If the Company terminated Mr. Hill’s services without cause, the Company would be required to pay Mr. Hill a lump-sum severance payment equal to three times his base salary plus a continuation of specified benefits for a period of one year. The Company could also terminate the agreement for permanent disability, in which case Mr. Hill would have received a portion of his compensation for the balance of the remaining term of the agreement offset by any disability payments due to Mr. Hill under any company-sponsored disability plan. In the event of death, Mr. Hill’s estate would have been entitled to a death benefit equal to three times compensation.

Mr. Hill could voluntarily terminate his services under the employment agreement for specified events of “good reason” occurring within three years after a change in control of the Company. In the event of Mr. Hill’s voluntary termination for any of such events of good reason following a change in control of the Company, he would have been entitled to a lump-sum severance payment equal to three times his base salary plus a continuation of specified benefits for a period of one year.

In July 2022, Mr. Hill provided written notice to the Company of his resignation as Chief Executive Officer effective in August 2022. In August 2022, Mr. Hill provided written notice to the Company of his resignation as a member of the Board effective immediately.

Outstanding Equity Awards at 2021 Fiscal Year End

The following table sets forth information concerning outstanding equity awards held by the Company’s named executive officers as of December 31, 2021.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (5)	Market Value of Shares or Units of Stock That Have Not Vested ($) (6)
Vernon W. Hill, II	25,000	-		2.95	5/10/23	-	-
	100,000	-		8.00	2/28/27	-	-
	100,000	-		8.40	2/22/28	-	-
	100,000	-		6.60	2/19/29	-	-
	-	100,000	(1)	3.01	2/27/30	-	-
	-	-		-	-	33,000	122,760
Harry D. Madonna	12,000	-		1.95	2/28/22	-	-
	12,000	-		2.69	3/13/23	-	-
	12,000	-		3.68	2/28/24	-	-
	100,000	-		3.55	3/12/25	-	-
	100,000	-		3.99	2/23/26	-	-
	100,000	-		8.00	2/28/27	-	-
	100,000	-		8.40	2/22/28	-	-
	100,000	-		6.60	2/19/29	-	-
	-	100,000	(1)	3.01	2/27/30	-	-
	-	-		-	-	33,000	122,760
Frank A. Cavallaro	15,000	-		1.95	2/28/22	-	-
	12,000	-		2.69	3/13/23	-	-
	12,000	-		3.68	2/28/24	-	-
	12,000	-		3.55	3/12/25	-	-
	12,000	-		3.99	2/23/26	-	-
	25,000	-		8.00	2/28/27	-	-
	22,500	7,500	(2)	8.40	2/22/28	-	-
	20,000	10,000	(3)	6.60	2/19/29	-	-
	10,000	30,000	(4)	3.01	2/27/30	-	-
	-	-		-	-	25,000	93,000
Andrew J. Logue	15,000	-		1.95	2/28/22	-	-
	12,000	-		2.69	3/13/23	-	-
	12,000	-		3.68	2/28/24	-	-
	12,000	-		3.55	3/12/25	-	-
	15,000	-		3.99	2/23/26	-	-
	50,000	-		8.00	2/28/27	-	-
	30,000	10,000	(2)	8.40	2/22/28	-	-
	25,000	25,000	(3)	6.60	2/19/29	-	-
	12,500	37,500	(4)	3.01	2/27/30	-	-
	-	-		-	-	25,000	93,000

(1)	Options vested and became exercisable on February 27, 2022.
(2)	Options vest and become exercisable in four equal annual installments beginning on February 22, 2019, the first anniversary date of the grant.
(3)	Options vest and become exercisable in four equal annual installments beginning on February 19, 2020, the first anniversary date of the grant.
(4)	Options vest and become exercisable in four equal annual installments beginning on February 27, 2021, the first anniversary date of the grant.
(5)

Restricted stock units (RSUs) granted to Messrs. Hill and Madonna vested in full on February 18, 2022, the one-year anniversary date of the grant. RSUs granted to Messrs. Cavallaro and Logue vest in four equal annual installments beginning on February 18, 2022, the first anniversary date of the grant.

(6)	The market value realized upon vesting was calculated using the closing price of Common Stock ($3.72 per share) on December 31, 2021.

Director Compensation

The following table sets forth information regarding compensation paid by the Company to individuals that served as directors of the Company during 2021. The table excludes Mr. Madonna, who did not receive any fees for his service as a director in 2021.

Director Compensation in 2021

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Nonqualified Deferred Compensation Earnings ($)	Total ($)
Andrew B. Cohen	59,500	28,390	-	87,890
Theodore J. Flocco, Jr. (3)	95,500	28,390	-	123,890
Vernon W. Hill II (2) (3)	43,333	-	-	43,333
Lisa R. Jacobs	68,750	28,390	-	97,140
Barry L. Spevak (3)	85,500	28,390	38,513	152,403
Brian Tierney (3)	55,500	28,390	-	83,890
Harris Wildstein	77,750	28,390	28,703	134,843

(1)

Reflects the aggregate grant date fair value calculated in accordance with FASB ASC Topic 718, based on the closing price of the Common Stock on the grant date. Each of the non-employee directors in the table above, with the exception of Mr. Hill, received a grant of 8,500 restricted stock units (RSUs) on February 18, 2021. Each of the RSUs vest in full on the one-year anniversary date of the grant, subject to acceleration upon consummation of a change in control.

(2)

Mr. Hill’s services agreement (described in the section entitled “Services and Employment Agreements with Former Chairman and Chief Executive Officer” above) provided for aggregate compensation of $360,000 on an annual basis for all of the services he provided under the Services Agreement as Chairman of the Board. In February 2021, Mr. Hill was named to the additional role of Chief Executive Officer and entered into an employment agreement. The fees reflected in the table above represent payments made during the months of January and February 2021 under the Services Agreement while he served only as Chairman. All compensation, including equity awards, received under his new employment agreement are reported in the 2021 Summary Compensation Table for all named executive officers.

(3)	Mr. Flocco passed away in May 2022. Messrs. Hill and Spevak resigned from the Board in August 2022. Mr. Tierney resigned from the Board in September 2022.

At December 31, 2021, each of the non-employee directors in the table above held the following aggregate number of option awards and restricted stock awards:

Name	Option Awards	Stock Awards
Andrew B. Cohen	75,000	8,500
Theodore J. Flocco, Jr.	140,000	8,500
Lisa R. Jacobs	75,000	8,500
Barry L. Spevak	140,000	8,500
Brian Tierney	140,000	8,500
Harris Wildstein	140,000	8,500

Employee directors receive no additional compensation for their service on the board. During 2021, non‑employee directors received a $12,500 quarterly retainer fee. The audit committee chair received an annual fee of $20,000 for serving as the chairman of the committee during 2021 and $2,000 for each committee meeting attended. The other members of the audit committee received $1,500 for each committee meeting attended. The chair of all other Board committees received an annual fee of $3,000 for serving as a committee chairman during 2021 and each member of those committees received $1,000 for every committee meeting attended.

Certain non‑employee directors, namely Messrs. Spevak and Wildstein, are also eligible to participate in a non-qualified deferred compensation plan. Their deferred compensation accounts are credited with gains, losses and expenses as if they had been invested in the Common Stock of the Company and shares of certain publicly traded mutual funds as allowed by the plan. The gains credited to their deferred compensation accounts during 2021 are reflected in the Director Compensation table above.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

The Bank has made, and expects to continue to make in the future, loans to directors and executive officers of the Company and the Bank, and to their immediate family members, and to firms, corporations, and other entities in which they and their immediate family members maintain interests. None of such loans are nonaccrual, past due, restructured or potential problems, and all of such loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Company or the Bank and did not involve more than the normal risk of collectability or present other unfavorable features. Extensions of credit to insiders, including related persons, are made pursuant to a written policy designed to ensure compliance with Federal Reserve Board Regulation O, the primary federal banking regulation which governs extensions of credit to insiders, and is applicable to the Bank.

During 2021, the Company paid $696,000 to InterArch, Inc., a company that is wholly-owned by the wife of Vernon Hill, for marketing, graphic design, architectural, and project management services. Mr. Hill served as an executive officer and director of the Company during 2021 and is the owner of more than 5% of the Company’s outstanding shares of Common Stock. The Company also paid $177,000 during 2021 to Glassboro Properties, LLC, a commercial real estate firm, related to a land lease agreement for a branch office. Mr. Hill has an ownership interest in Glassboro Properties, LLC. In addition, a third-party company that was owned by a business associate of Mr. Hill received brokerage commissions of $190,000 in 2021 in connection with real estate transactions to which the Company was a party.

The Company paid $120,000 per year during 2021 to Brian Communications, a strategic communications agency, for public relations services. Brian Tierney, a former member of the Board, is the chief executive officer and founder of Brian Communications.

Review, approval or ratification of transactions with related persons

Transactions with related persons that are required to be disclosed pursuant to Item 404 of SEC Regulation S‑K are subject to prior approval by the Board, excluding interested parties. In connection with its 2021 annual audit, management identified the existence of a material weakness related to the failure to design and maintain effective controls over related party transactions.

ENVIRONMENTAL, SOCIAL, DIVERSITY, EQUITY AND INCLUSION HIGHLIGHTS

As a publicly traded, community oriented financial institution, it is incumbent upon the Company to ensure that its operations are conducted in a manner that is both consistent with environmental preservation and supportive of the entire community in which it operates.

Environmental Commitments

While the Company does not have a formal environmental policy because the nature of its operations does not result in a direct, material impact on the environment, the Company strives to operate in a manner that is environmentally friendly when building or renovating our branches by utilizing materials intended to leave as small a carbon footprint as economically feasible. Additionally, through the Bank’s credit portfolio, the Company has strived to focus its efforts on companies that also operate in an environmentally sustainable manner.

Social Commitments

The Company focuses on social sustainability as a way to positively impact the communities in which we live and work by focusing on certain core initiatives, including: financial empowerment; education; diversity and inclusion; volunteerism; and health and wellness.

Below are some of the initiatives and events we are proud to highlight for 2021:

●	Flexible Lending Programs – The Bank participates in several flexible loan programs that offer access to credit to underserved members of the community including:
o

Philadelphia Neighborhood Home Preservation Loan Program – The Bank became one of only two lenders to partner with the City of Philadelphia to offer community homeowners with low-interest loans to restore, repair, and renew their homes;

o

PHFA K-Fit and NJHMFA Down Payment Assistance Loan Programs – Our participation in these programs allows us to provide qualified borrowers with forgivable second loans to help offset down payments and closing costs;

o

Federal Housing Administration (FHA) Programs – The Bank participates in the FHA’s 203(b) and 203(k) Rehabilitation Programs, as well as the FHA’s First Front Door Program, which provides qualified first-time homebuyers with grant money towards their down payment and/or closing costs;

o

FHLB Pittsburgh First Front Door and Affordable Housing Programs – The Bank participates in the First Front Door Program for qualified first-time homebuyers, which provides grants towards down payments and closing costs, while the Affordable Housing Program finances the development affordable housing projects to help benefit our communities in Pennsylvania; and

o	We continue to offer Fannie Mae HomeReady, NJHMFA Homeward Bound, VA, USDA, and SBA loans.
●	Financial Literacy – We promote financial literacy through a number of education programs including:
o

Our Money Zone Program, which offers learning-level appropriate financial education classes and webinars for all members of the community (Pre-K through elder care), as delivered through our partnerships with local schools and community centers;

o

Our participation in the Camden Future Bankers Camp, which offers high school students a discussion in career development and introduced them to the student banking experience, which educated them on opening and maintaining a bank account;

o	Our tax preparation and educational programs with CEIBA; and
o	Our small business lending and entrepreneurial education initiatives through our partnerships with organizations such as Entrepreneur Works of Philadelphia and The Enterprise Center.
●

Supporting Education – We have supported various educational institutions through EITC for over $90,000 in 2021. In addition, the Bank offers tuition reimbursement to its employees to foster and promote continuing education internally.

●

Supporting Non-Profits and Community Reinvestments (CRA): We contributed over $420,000 in 2021 to community organizations and charities through sponsorships and contributions to 501(c)(3) programs, which includes over $300,000 in sponsorship and contributions, as well as over $120,000 in CRA grants.

●	Supporting Empowerment – We supported empowerment of underserved populations in several ways including:
o	Partnering with the City of Philadelphia’s BankOn Program to provide safe and affordable banking services (including deposit accounts) to underbanked and underserved community members;
o

Partnering with the Women’s Opportunities Resource Center (WORC) to provide a Family Savings Accounts (FSA) program to promote social and economic self-sufficiency for economically disadvantaged women and their families; and

o

Partnering with Bottomless Closet in New York City to host a clothing drive, offer career coaching, interview preparation, and resume feedback to women seeking employment. In addition to serving as partner, the Bank was proud to offer full-time employment to one of Bottomless Closet’s clients in 2021.

●	Supporting Health and Wellness – In 2021, we engaged in the following initiatives promoting health and wellness:
o	Our partnership with Girls on the Run Philadelphia to sponsor their efforts to train young girls to build social, emotional and physical skills, while encouraging healthy habits for life;
o

Our partnership with Manna to help provide nutritious meals for individuals in the greater Philadelphia area who are suffering from serious illness and who are at nutritional risk due to disease or treatment or disease;

o

The Bank partners with Humana, our EAP, program to offer counseling opportunities for all employees and any member of an employee’s household. Information is available 24/7 through Humana’s interactive website where videos and articles are available, as well a free telephone service to connect employees and family members to counselors specializing in a variety of mental health challenges. In 2021 Humana also focused attention on COVID-19 related stress with special articles and videos available to all employees; and

o

The Summer of 2021 encouraged wellbeing both onsite and virtually with the annual walking challenging. In 2021, we engaged Fit Academy, a black-owned Philadelphia business, and requested that the owner provide inspirational videos for the participants.  Our “Do The Red Thing” wellness platform supported by Wellright, also included other wellness challenges to help employees begin and sustain personalized wellness journeys through activities for stress management, mental wellness, weight management and specific disease management.  A variety of activities, articles and videos are available.  Incentives are provided so that employees earn points for the “Do The Red” thing catalogue while they focus on wellness.

●

FHLB Pittsburgh Home4Good Program – The Bank is a partner in the Home4Good Program, a flexible grant program that supports projects, programs, and activities that lead to stable housing for those who are homeless or at risk of becoming homeless.

●

Urban Affairs Coalition – We partnered with the Urban Affairs Coalition to explore how to break down the barriers to homeownership for minority and low- to moderate-income borrowers in our communities.

●

Volunteerism – We sponsored several backpack, book, and holiday toy drives for the benefit of several local organizations including the Acenta, City Team Chester, Juvenile Justice Center, and Book Smiles. In addition, we partnered with the Lower Bucks Homeless Shelter and Bucks County Opportunity Council to provide meals and personal care items to their residents and seniors in need.

●

Pandemic Response – The Bank originated over 7,000 PPP loans and EIDL loans in response to the COVID-19 pandemic, 3,000 of which were in 2021, which we made available to all members of the community without regard to their status as depositor.

●	Diversity, Equity, and Inclusion Initiatives (“DEI Initiatives”) – We continued to bolster our DEI initiatives throughout 2021:
o	Virtual training for our employees, officers, and directors, which included training on inclusion in the workplace as well as implicit bias training.
o

Employees are encouraged to inspire one another through interactive month-long celebrations of Black History Month, Women’s History Month and Pride month on our corporate website. Content includes information, national and local resources on the topic.

o	The Bank’s Human Resources Department provided employees, officers, and directors with communications and information on the importance of diversity, equality, and inclusion.

In addition to the above, we continue to forge the partnerships and are excited for the following opportunities in 2022:

●

Habitat for Humanity of Gloucester County – The Bank continues to explore opportunities to serve as lender for Habitat for Humanity of Gloucester County wherein we will assist with project funding, volunteer for builds, and provide financial education to the homeowners following move-in to foster on-going financial literacy.

●

Enhancement of Money Zone Program – The Bank is exploring solutions that would allow for the expansion of its Money Zone to homeschooled students, the development of webinars and workshops to be delivered in multilingual formats, and the development of a program geared towards youth and adults with special needs.

Diversity, Equity and Inclusion in the Workplace

The Company strongly believes that diversity, equity and inclusion is critical to our success and the creation of long-term value for our shareholders. The Board and Executive Management are committed to diversity, equity and inclusion and have adopted policies, practices and programs that: focuses on achieving prompt and full utilization of minorities, individuals with disabilities, Vietnam-era and disabled veterans, and women at all levels and in all segments of the workforce; discourages all forms of discrimination; provides a culture and means for reporting all types of discrimination or harassment; and penalizes all forms of retaliation.

With respect to the Board, we acknowledge that a board consisting of individuals with diverse backgrounds ensures broader representation and inspires deeper commitment to management, employees, and the communities we serve. While not specific to a particular policy, the Board has made a commitment to prioritize diversity in gender, ethnic background, and professional experience when considering candidates for director to improve diversity at the board level. At the present time, 33.3% of our Board is diverse from a gender, race or ethnic perspective. For additional information regarding the composition of our current Board, including diversity, see the Board Diversity Matrix on page 17.

In addition, the Company evidences its commitment to a culture of inclusiveness, equality and diversity at all levels of the Company’s workforce. The Company aims to maintain a workplace that presents a respectful, productive environment for everyone and enables individuals to achieve their full potential. The Company seeks to engage a diverse workforce by creating a culture of inclusion that values similarities, differences, complexities and constructive dialogue. Annually the Bank’s employees complete diversity and inclusion training, with a specific course directed to managers.  The course helps the team identify the importance of diversity and inclusion, unconscious bias, as well as distinguishing micro and macro aggressions in the workplace related to gender and ethnicity.  Creating a diverse internal pipeline for promotional opportunities is supported by our expansion to considering high school students in underserved neighborhoods for entry level positions.  We began participating in the Young Bankers of Camden program in 2021 to introduce banking to high school students and provide an internship for students from an underserved community.  A month-long interactive celebration of Black History, Women’s History, and Pride Month provides awareness, resources and a platform for employees to share inspiration on these topics.

As of December 31, 2021, approximately 17% of our executive officers, 41% of our senior management team, and 46% of our other officers were diverse from a gender, race or ethnic perspective. In addition, approximately 59% of our employees are diverse from a gender, race or ethnic perspective. The Company is committed to continue to improve its diversity as positions are added or become available.

PROPOSAL 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are required to submit a proposal to shareholders for a (non‑binding) advisory vote to approve the compensation of our named executive officers pursuant to Section 14A of the Exchange Act. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the principles, policies and practices described in this proxy statement.

We believe that our compensation program for executives should directly support the achievement of annual, longer-term and strategic goals of the business, and, thereby, align the interests of executives with the interests of our shareholders. Moreover, we believe that the Company’s current program provides sufficient levels of fixed income, in the forms of base salary and health and welfare benefits, to attract high caliber executive talent to the organization, while it also provides competitive annual bonus and longer-term incentive opportunities to encourage performance and to reward the successful efforts of executives. Additional details about our executive compensation programs, including information about executive compensation for the fiscal year ended December 31, 2021, are described beginning on page 27 of this proxy statement.

Accordingly, the following resolution is submitted for shareholder vote at the Annual Meeting:

“RESOLVED, that the shareholders of Republic First Bancorp, Inc. approve, on an advisory basis, the compensation of its named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables regarding named executive officer compensation and the narrative disclosures that accompany the compensation tables.”

As this is an advisory vote, the result will not be binding on us, our Board or the compensation committee, although our Board and the compensation committee will consider the outcome of the vote when making future compensation decisions for named executive officers.

Unless the Board modifies its policy on the frequency of holding “say-on-pay” advisory votes every year, the next “say-on-pay” vote will occur in 2023.

Required Vote and the Board’s Recommendation

The approval, on an advisory basis, of the compensation of our named executive officers as described in this proxy statement requires the majority vote of the shares represented in person or by proxy at the Annual Meeting and entitled to vote. Abstentions and broker non-votes will have the same legal effect as votes against this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As previously disclosed in the Company’s Current Report on Form 8-K filed on June 30, 2021, upon the review and recommendation of the Company’s audit committee, the Company dismissed BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm, effective as of June 24, 2021.

As previously disclosed, the reports of BDO on the Company’s financial statements as of and for the years ended December 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

As previously disclosed, during the Company’s fiscal years ended December 31, 2020 and 2019, and the subsequent interim period preceding BDO’s dismissal, there were: (1) no disagreements with BDO on any manner of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of the disagreements in its report on the consolidated financial statements of the Company; and (2) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

As previously disclosed, on June 24, 2021, the Company, after review and recommendation of the Company’s audit committee, selected Crowe as the Company’s new independent registered public accounting firm pending execution of an engagement letter for and with respect to the year ending December 31, 2021, effective upon the dismissal of BDO. During the Company’s fiscal years ended December 31, 2020 and 2019 and through the date of the Company’s appointment of Crowe, the Company did not consult with Crowe regarding: (1) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written or oral advice was provided by Crowe that was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues; or (2) any matter that was either the subject of a disagreement or was a reportable event, as those terms are described or defined in Items 304(a)(1)(iv) or 304(a)(1)(v) of Regulation S-K.

As previously disclosed, the Company provided BDO with a copy of the foregoing disclosures and requested BDO to furnish to the Company a letter addressed to the SEC stating whether or not it agrees with such disclosures. A copy of BDO’s letter dated June 30, 2021 was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed on June 30, 2021.

The audit committee selected Crowe as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2022. Although the Company is not required to do so, the Company believes that it is appropriate to request shareholder ratification of the appointment of Crowe as its independent registered public accounting firm for the fiscal year ending December 31, 2022. If shareholders do not ratify the appointment, the audit committee will investigate the reasons for the shareholders’ rejection and reconsider the appointment, but it will not be required to and may decide not to change the appointment of the Company’s independent registered public accounting firm. In addition, even if the shareholders ratify the selection of Crowe, the audit committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if the audit committee determines that a change is in the best interest of the Company.

The Company has been advised that representatives of Crowe will be present at the Annual Meeting with the opportunity to make a statement if the representatives desire to do so. It is expected that the representatives will be available to respond to appropriate questions.

Required Vote and Board Recommendation

The majority vote of the shares represented in person or by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of Crowe as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Abstentions and broker non-votes will have the same legal effect as votes against this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF CROWE AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

INFORMATION REGARDING INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The aggregate fees for professional services rendered by Crowe and BDO for the fiscal years ended December 31, 2021 and December 31, 2020, respectively, were as follows:

Fee Category (1)	2021	2020
Audit Fees (2)	$1,530,500	$339,000
Audit-Related Fees (3)	5,595	34,150
Tax Fees (4)	-	6,158
All Other Fees (5)	10,000	7,500
Total Fees	$1,546,095	$386,808

(1)

The aggregate fees included in Audit Fees are fees billed for services associated with the audits of those fiscal years. The aggregate fees included in each of the other categories are fees billed in those fiscal years.

(2)

Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements, internal control over financial reporting and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by the Company’s independent registered accounting firm in connection with statutory and regulatory filings or engagements.

(3)

Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” Includes fees for services related to the employee benefit plan audit and other attest services not required by statute or regulation.

(4)

Tax Fees consist of fees billed for professional services for tax compliance and other miscellaneous services. These services include assistance regarding federal and state tax compliance, tax audit defense, customs and duties, and mergers and acquisitions.

(5)

All Other Fees consist of fees billed for services provided in relation to the filing of registration statements with the SEC, responding to SEC staff comment letters, preparation of a competitive market analysis on executive compensation and any other products and services provided by the independent registered public accounting firm, other than those services described above.

The audit committee meets with our independent auditors to approve the annual scope of accounting services to be performed and the related fee estimates. The audit committee also meets with the Company’s independent auditors, on a quarterly basis, following completion of their quarterly reviews and annual audit and before the Company’s earnings announcements, to review the results of the auditors’ work. During the course of the year, the chairman of the audit committee has the authority to pre-approve requests for services that were not approved in the annual pre-approval process. The chairman reports any interim pre‑approvals at the following quarterly meeting. At each of the meetings, management and the Company’s independent auditors update the audit committee with material changes to any service engagement and related fee estimates as compared to amounts previously approved. All of the audit and non‑audit services performed by Crowe and BDO for the Company in fiscal years 2021 and 2020 and described above were pre-approved by the audit committee in accordance with the foregoing procedures.

PROPOSAL 4

APPROVAL OF AN AMENDMENT TO THE

AMENDED AND RESTATED ARTICLES OF INCORPORATION

TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK

General

The Board has unanimously approved an amendment to Article V of the Company’s Amended and Restated Articles of Incorporation (the “Authorized Shares Proposal”) to increase the number of authorized shares of Common Stock from 100,000,000 to 150,000,000. Additional shares of Common Stock authorized for issuance by the Authorized Shares Proposal would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the Common Stock presently issued and outstanding. Provided shareholders approve the Authorized Shares Proposal, the increased number of shares would be authorized for issuance but would remain unissued until such time as the Board approves a specific issuance of such shares.

Background

The Amended and Restated Articles of Incorporation currently authorize the issuance of up to 100,000,000 shares of Common Stock. As of the Record Date, the Company had 63,788,564 shares of Common Stock issued and outstanding and 13,499,623 shares reserved for issuance under shareholder-approved equity plans, meaning that we presently have 22,711,812 authorized shares of Common Stock available for issuance.

If approved by the shareholders, Article V of the Amended and Restated Articles of Incorporation would be amended by deleting the first sentence thereof in its entirety, and substituting in lieu thereof the following:

The aggregate number of capital shares, which the Corporation shall have authority to issue, shall be as follows:

A.	150,000,000 shares of Common Stock with a par value of $.01 per share.

The remainder of Article V will remain unchanged by the proposed amendment.

Purpose of the Proposal

The Board believes that it is in the best interest of the Company and its shareholders to have a greater number of authorized shares of Common Stock to provide the Company with flexibility to issue shares of Common Stock for any proper corporate purpose, including equity-based financing to support the execution of the Company’s business strategy, strategic investments, stock splits and dividends, awards or grants to employees and directors under existing or future equity compensation plans or other general purposes.

The availability of additional authorized shares of Common Stock would enhance the business and financial flexibility and allow the Company to execute any of the above transactions in the future without the possible delay and expense of obtaining additional shareholder approval, except as may be required in particular cases by the Amended and Restated Articles of Incorporation, applicable law or the rules of any stock exchange or other system on which the Company’s securities may then be listed.

Effects of the Proposal

Adoption of the Authorized Shares Proposal will have no immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing shareholders. The Board has no current plan, arrangement, commitment or understanding to issue shares from the additional authorized shares provided by the Authorized Shares Proposal.

However, if additional shares of Common Stock are issued by the Company, the issuance of additional shares of Common Stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing shareholders. Additionally, the issuance of Common Stock may potentially have an anti-takeover effect by making it more difficult or costly to effect certain actions such as a merger or removal of management. However, our Board does not intend or view the Authorized Shares Proposal as an anti-takeover measure, nor does it contemplate its use in this manner at any time in the foreseeable future.

Required Vote and Board Recommendation

Proposal 4 will be approved if 60% of the shares of Common Stock entitled to vote are voted “FOR” the proposal. Abstentions and broker non-votes will have the same legal effect as votes against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who own more than ten percent of a registered class of the Company’s equity securities (collectively, the “Reporting Persons”) to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of these reports. Based on the Company’s review of the copies of the reports filed by such persons and written representations, the Company believes that all filings required to be made by Reporting Persons for the period from January 1, 2021 through December 31, 2021 were made on a timely basis with the exception of one Form 4 filing for Mr. Wildstein related to one sale of Common Stock. In addition, Form 4 filings for each member of the Board and each named executive officer related to the grant of restricted stock units on February 18, 2021 were inadvertently filed two days late.

OTHER MATTERS

The Company is not presently aware of any matters (other than procedural matters) that will be brought before the Annual Meeting which are not reflected in the attached Notice of 2022 Annual Meeting of Shareholders to be held on January 26, 2023. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting, the persons named in the enclosed WHITE proxy card will vote in accordance with their best judgment and in the manner they believe to be in the best interest of the Company to the extent permitted by Rule 14a-4(c) of the Exchange Act.

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR THE 2023 ANNUAL MEETING

Generally, to be eligible for inclusion in the proxy materials for an annual meeting of shareholders, any shareholder proposal submitted pursuant to SEC Rule 14a-8 must be received at the Company’s executive office, Two Liberty Place, 50 South 16th Street, Suite 2400, Philadelphia, Pennsylvania 19102, no later than 120 days before the date the Company’s proxy materials are released to shareholders in connection with the prior year’s annual meeting. The date of the 2023 Annual Meeting has not yet been determined. If the Company gives public notice of a date of the annual meeting that is more than 30 days prior to or after the date of the previous year’s annual meeting, then such shareholder proposal must be received a reasonable time before the Company begins to print and send its proxy materials. Based on the date that this proxy statement is being released to shareholders, the deadline for the submission of a shareholder proposal for the 2023 Annual Meeting would be [●].  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

A shareholder who intends to present a proposal for consideration at the 2023 Annual Meeting must deliver written notice to the Corporate Secretary. The deadline for this notice is the same as the deadline for a shareholder proposal submitted under SEC Rule 14a-8. Any such proposal must be a proper subject for shareholder action and is separate from and in addition to the SEC requirements that a shareholder must satisfy to have a shareholder proposal included in the Company’s proxy statement under Rule 14a-8.

Nominations for election to the Board at the 2023 Annual Meeting may be made only in writing by a shareholder of record entitled to vote at the 2023 Annual Meeting. Such nominations must be addressed as follows:  Lisa R. Jacobs, Corporate Secretary, Republic First Bancorp, Inc., Two Liberty Place, 50 South 16th Street, Suite 2400, Philadelphia, Pennsylvania 19102.  Nominations for the 2023 Annual Meeting must be received by the Corporate Secretary no later than [●], and must be made in accordance with Article II, Section 4 of the Bylaws, which provides that such shareholder’s notice must be accompanied by the following information:  (1) the name and address of the shareholder who intends to make the nomination; (2) a representation that the shareholder is a holder of record of stock entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (3) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (4) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each nominee been nominated or intended to be nominated by the Board; and (5) the consent of each nominee to serve as a director of the Company if so elected.  The date of the 2023 Annual Meeting has not yet been determined. If the Company gives public notice of a date of the annual meeting that is more than 30 days prior to or after the date of the previous year’s annual meeting, then such nomination must be received a reasonable time before the Company begins to print and send its proxy materials. In addition to satisfying the requirements under the Bylaws described in this paragraph, to comply with the universal proxy rules under the Exchange Act, any shareholder who intends to solicit proxies in support of director candidates other than the Company’s director candidates must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than November 27, 2023. However, if the date of the 2023 Annual Meeting is more than 30 days before or after the anniversary of the date of the prior year’s annual meeting, then such notice must be delivered by the later of (x) the tenth day following the public announcement of the date of the 2023 Annual Meeting is first made by the Company and (y) the date which is 60 days before the date of the 2023 Annual Meeting.  The Chairman of any meeting of shareholders held to elect directors and the Board may refuse to recognize the nomination of any person not made in compliance with such provisions.

OTHER INFORMATION

Annual Report

A copy of the Company’s 2021 Annual Report to Shareholders accompanies this proxy statement. On written request, we will provide, without charge, a copy of our Annual Report on Form 10‑K for the year ended December 31, 2021, as filed with the SEC (including a list briefly describing the exhibits thereto), to any record holder or beneficial owner of Common Stock. Additionally, this proxy statement, 2021 Annual Report to Shareholders, and WHITE proxy card are available on the Internet at www.proxyvote.com. Requests for copies should be directed to Linda Burton, Administrative Assistant, Republic Bank, Two Liberty Place, 50 South 16th Street, Suite 2400, Philadelphia, Pennsylvania 19102, (888) 875-2265.

Householding

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this proxy statement and Form 10‑K are being delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more shareholders. The Company will promptly deliver a separate copy of any of these documents to you on written or oral request to Linda Burton, Administrative Assistant, Republic Bank, Two Liberty Place, 50 South 16th Street, Suite 2400, Philadelphia, Pennsylvania 19102, (888) 875-2265. If you want to receive separate copies of this proxy statement or Form 10‑K in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address and phone number.

ANNEX A

ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, members of the Board, the Board’s candidates and certain officers and other employees of the Company are “participants” with respect to our solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about such persons (the “Participants”).

Directors and Director Candidates

The names and present principal occupation of our directors and director candidates, each a Participant, are set forth below. The business address for our current directors and director nominees is c/o Republic First Bancorp, Inc., Two Liberty Place, 50 South 16th Street, Suite 2400, Philadelphia, Pennsylvania 19102.

Name	Present Principal Occupation
Peter B. Bartholow	Former Chief Operating Officer and Chief Operating Officer of Texas Capital Bancshares, Inc. and Texas Capital Bank
Andrew B. Cohen	Chief Investment Officer and Co-Founder, Cohen Private Ventures
Benjamin C. Duster, IV	Founder and Chief Executive Officer of Cormorant IV Corporation, LLC
Thomas X. Geisel	Chief Executive Officer and President of the Company and the Bank
Lisa R. Jacobs	Partner, Stradley, Ronon, Stevens & Young, LLP
Harry D. Madonna	Chairman and Former Interim Chief Executive Officer of the Company
Harris Wildstein	Vice President, R&S Imports, Ltd.; President, HVW, Inc.

Officers and Employees

Executive officers and employees of the Company who are Participants are Thomas X. Geisel, Michael W. Harrington, Jonathan Hill, Andrew J. Logue, Jay M. Neilon and Tracie A. Young.  The business address for each is c/o Republic First Bancorp, Inc., Two Liberty Place, 50 South 16th Street, Suite 2400, Philadelphia, Pennsylvania 19102. Their present principal occupations are stated below, other than Mr. Geisel’s, which is stated above.

Name	Present Principal Occupation
Michael W. Harrington	Chief Financial Officer of the Company and the Bank
Jonathan Hill	Senior Vice President and Corporate Controller of the Company
Andrew J. Logue	President and Chief Operating Officer of the Bank
Jay M. Neilon	Executive Vice President and Chief Credit Officer of the Bank
Tracie A. Young	Executive Vice President and Chief Risk Officer of the Bank

Information Regarding Ownership of the Company’s Securities by Participants

The number of the Company’s securities beneficially owned by the Participants as of November 29, 2022 is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in this proxy statement.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Company’s securities by the Participants within the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	Title of Security	Number of Shares	Transaction
Peter Bartholow	11/29/2021	Common Stock	6,000	Open Market Purchase

Andrew B. Cohen	03/21/2022	Restricted Stock Unit	8,500	Grant, Award or Other Acquisition
	02/18/2021	Common Stock	8,500	Grant, Award or Other Acquisition

Benjamin C. Duster, IV	12/13/2022	Common Stock	100	Private Purchase

Thomas X. Geisel	12/21/2022	Restricted Stock Unit	171,568	Grant, Award or Other Acquisition

Lisa R. Jacobs	03/21/2022	Restricted Stock Unit	8,500	Grant, Award or Other Acquisition
	02/18/2021	Common Stock	8,500	Grant, Award or Other Acquisition

Michael W. Harrington	12/21/2022	Restricted Stock Unit	122,549	Grant, Award or Other Acquisition

Jonathan Hill	08/18/2022	Restricted Stock Unit	800	Grant, Award or Other Acquisition
	12/31/2021	Restricted Stock Unit	3,500	Grant, Award or Other Acquisition

Andrew J. Logue	03/21/2022	Common Stock	30,000	Grant, Award or Other Acquisition
	03/07/2022	Common Stock	2,731	Open Market Sale
	02/25/2022	Common Stock	5,624	Payment of Exercise Price or Tax Liability
	02/25/2022	Common Stock	15,000	Exercise or Conversion of Derivative Security
	02/18/2021	Common Stock	25,000	Grant, Award or Other Acquisition

Harry D. Madonna	12/13/2022	Common Stock	100	Private Sale
	03/21/2022	Restricted Stock Unit	33,000	Grant, Award or Other Acquisition
	02/03/2022	Common Stock	12,000	Exercise or Conversion of Derivative Security
	02/18/2021	Common Stock	33,000	Grant, Award or Other Acquisition

Jay M. Neilon	03/21/2022	Common Stock	15,000	Grant, Award or Other Acquisition
	03/07/2021	Common Stock	3,375	Open Market Sale
	02/07/2022	Common Stock	15,000	Open Market Sale
	02/07/2022	Common Stock	15,000	Exercise or Conversion of Derivative Security
	02/18/2021	Common Stock	13,500	Grant, Award or Other Acquisition

Harris Wildstein	03/21/2022	Restricted Stock Unit	8,500	Grant, Award or Other Acquisition
	02/03/2022	Common Stock	5,000	Exercise or Conversion of Derivative Security
	06/25/2021	Common Stock	86,357	Open Market Sale
	06/24/2021	Common Stock	44,760	Open Market Sale
	06/23/2021	Common Stock	12,500	Open Market Sale
	06/23/2021	Common Stock	823	Open Market Sale
	06/22/2021	Common Stock	3,515	Open Market Sale
	02/18/2021	Common Stock	8,500	Grant, Award or Other Acquisition
	12/22/2020	Common Stock	11,004	Distribution to Trust Beneficiary

Tracie A. Young	03/21/2022	Restricted Stock Unit	15,000	Grant, Award or Other Acquisition
	02/22/2022	Common Stock	8,233	Exercise or Conversion of Derivative Security
	02/14/2022	Common Stock	1,238	Payment of Exercise Price or Tax Liability
	02/14/2022	Common Stock	3,267	Exercise or Conversion of Derivative Security
	02/01/2022	Common Stock	3,500	Open Market Sale
	02/01/2022	Common Stock	3,500	Exercise or Conversion of Derivative Security
	02/18/2021	Common Stock	13,500	Grant, Award or Other Acquisition

Miscellaneous Information Concerning Participants

Other than as set forth in this Annex A or elsewhere in this proxy statement and based on the information provided by each Participant, none of the Participants or their associates (1) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, or owns of record but not beneficially, any shares of Common Stock or other securities of the Company or any of its subsidiaries or (2) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. In addition, neither the Company nor any of the Participants listed above is now or has been within the past year a party to any contract, arrangement, or understanding with any person with respect to any of our securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. Other than as set forth in this Annex A or elsewhere in this proxy statement and based on the information provided by each Participants, none of the Participants have purchased or sold any additional securities of the registrant within the past two years. No Participant has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) during the past ten years.

Other than as set forth in this Annex A or elsewhere in this proxy statement and based on the information provided by each Participant, neither the Company nor any of the Participants listed above or any of their associates have or will have (1) any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (2) any contract, arrangements or understandings with any person with respect to any securities of the registrant, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. Other than as set forth in this Annex A or elsewhere in this proxy statement and based on the information provided by each Participant, neither the Participants nor any of their immediate family members have a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

*REPUBLIC FIRST BANCORP, INC.*

**VOTE BY INTERNET – [•]**
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

**VOTE BY PHONE - [•]**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to [•].

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

REPUBLIC FIRST BANCORP, INC.

**The Board of Directors recommends you vote FOR both of the nominees for Directors listed in proposal 1 and FOR each of the other proposals listed.**

1. To elect as directors the nominees named in the Proxy Statement each to serve a three-year term or until their successors are duly elected and qualified.

   **Nominees:**

   01) Peter B. Bartholow

   02) Benjamin C. Duster, IV

   For All ☐ Withhold All ☐ For All Except ☐

   To withhold authority to vote for any individual nominee, mark "For All Except" and write the number of the nominee on the line below.

   ______________________

| | For | Against | Abstain |
|---|---|---|---|
| 2. Approval, on an advisory basis, of the compensation of our named executive officers as described in the proxy statement. | ☐ | ☐ | ☐ |
| 3. To ratify the appointment of Crowe, LLP as the Company's independent registered public accounting firm for 2022. | ☐ | ☐ | ☐ |
| 4. To approve the proposed amendment to the Amended and Restated Articles of Incorporation of Republic First Bancorp, Inc. to increase the authorized shares of common stock from 100 million to 150 million. | ☐ | ☐ | ☐ |

**NOTE:** The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournment thereof, to the extent permitted by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
Notice of 2022 Annual Meeting of Shareholders, Proxy Statement, and Form 10-K are available at
[•].

PRELIMINARY COPY – SUBJECT TO COMPLETION

**REPUBLIC FIRST BANCORP, INC.**
**Annual Meeting of Shareholders**
**January 26, 2023 at [•] A.M./P.M.**
**This proxy is solicited by the Board of Directors**

The undersigned hereby appoints the official proxy committee of Republic First Bancorp, Inc. (the "Company"), consisting of [•] or either of them, with full powers of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company that the undersigned is entitled to vote only at the Annual Meeting of Shareholders to be held on Thursday, January 26, 2023 at [•] a.m./p.m., local time, at [•], Philadelphia, Pennsylvania 19102, and any adjournment or postponement thereof (the "Shareholders' Meeting"), upon those matters as described in the Proxy Statement for the Shareholders' Meeting, with all the powers the undersigned would possess if personally present at such meeting as follows:

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted "FOR" all the nominees for Directors listed in proposal 1 and "FOR" each of the other proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn this meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

The undersigned acknowledges receipt from Republic First Bancorp, Inc. prior to the execution of this proxy of a Notice of the 2022 Annual Meeting of Shareholders, annual report including audited financial statements and a proxy statement dated [•].

**Continued and to be signed on reverse side**

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